UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HEARTWARE INTERNATIONAL, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 27, 2012

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders to be held on Thursday, May 31, 2012, at 4:00 P.M., U.S. Pacific Time (9:00 A.M., June 1, 2012 Australian Eastern Standard Time), at the Ritz Carlton Hotel, 4375 Admiralty Way, Marina del Ray, California 90292.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

All stockholders and holders of our CHESS Depositary Interests (CDIs) are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting, you are urged to submit your proxy or Voting Instruction Form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or applicable Voting Instruction Form.

Your vote is very important and we encourage you to vote promptly. You may vote your shares by following the instructions on the enclosed proxy card. Beneficial owners of our shares may direct their broker, bank or nominee and CDI holders may direct CHESS Depositary Nominees Pty Ltd (CDN) to vote shares underlying CDIs by following the instructions on the enclosed applicable Voting Instruction Form. Telephone and Internet voting is available as described in the enclosed materials.

We look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Douglas Godshall
Douglas Godshall
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2012 (U.S. PACIFIC TIME)

TO OUR STOCKHOLDERS:

Notice is hereby given that the annual meeting of stockholders of HeartWare International, Inc., a Delaware corporation, will be held on Thursday, May 31, 2012, at 4:00 P.M., U.S. Pacific Time (9:00 A.M., June 1, 2012 Australian Eastern Standard Time), at the Ritz Carlton Hotel, 4375 Admiralty Way, Marina del Ray, California 90292, for the following purposes:

1. To elect a class of two directors, identified in the accompanying Proxy Statement, to hold office until our annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified (“Proposal No. 1”);

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (“Proposal No. 2”);

3. To consider and act on an advisory vote to approve the compensation paid to certain executive officers (“Proposal No. 3”);

4. For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the HeartWare International, Inc. 2012 Incentive Award Plan and the issue and transfer of securities thereunder (“Proposal No. 4”);

5. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 36,000 restricted stock units to Douglas Godshall on the terms set out in the accompanying proxy statement (“Proposal No. 5”);

6. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Robert Thomas on the terms set out in the accompanying proxy statement (“Proposal No. 6”);

7. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Seth Harrison on the terms set out in the accompanying proxy statement (“Proposal No. 7”);

8. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Timothy Barberich on the terms set out in the accompanying proxy statement (“Proposal No. 8”);

9. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Charles Raymond Larkin, Jr. on the terms set out in the accompanying proxy statement (“Proposal No. 9”);

10. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Robert Stockman on the terms set out in the accompanying proxy statement (“Proposal No. 10”);

11. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Denis Wade on the terms set out in the accompanying proxy statement (“Proposal No. 11”);

12. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 2,000 restricted stock units and 1,000 stock options to Cynthia Feldmann on the terms set out in the accompanying proxy statement (“Proposal No. 12”); and

13. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The board of directors recommends that stockholders vote FOR the election of our directors as described in Proposal 1 and FOR Proposals 2 through 12 (inclusive), save for Douglas Godshall (with respect to Proposal No. 5 only), Robert Thomas (with respect to Proposal No. 6 only), Seth Harrison (with respect to Proposal No. 7 only), Timothy Barberich (with respect to Proposal No. 8 only), Charles Raymond Larkin, Jr. (with respect to Proposal No. 9 only), Robert Stockman (with respect to Proposal No. 10 only), Denis Wade with respect to Proposal No. 11 only) and Cynthia Feldmann (with respect to Proposal No. 12 only) who abstain from making a recommendation with respect to the Proposal in parenthesis after their name due to their personal interest in that Proposal.

Stockholders of record as of the close of business on April 2, 2012 (U.S. Eastern Time), the record date for the meeting, are entitled to receive notice of, to vote at and attend the meeting and any adjournment or postponement of the meeting, except to the extent that they are excluded from voting under the ASX Listing Rules. The voting exclusions are set out in the accompanying proxy statement. Beneficial owners of our shares held by brokers, banks or other nominees as well as record holders of our CHESS Depositary Interests, or CDIs, as of the close of business on the record date, are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting. Beneficial owners may instruct their brokers, banks and nominees and CDI holders may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares or the shares underlying CDIs, as the case may be, by following the instructions on the enclosed applicable Voting Instruction Form. Doing so permits beneficial owners to instruct their broker, bank or nominee and CDI holders to instruct CDN to vote on their behalf at the meeting in accordance with their instructions.

The Proxy Statement that accompanies and forms part of this notice of meeting provides information in relation to each of the matters to be considered. This notice of meeting and the Proxy Statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant, solicitor or other professional adviser prior to voting.

By order of the Board of Directors,

/s/ Douglas Godshall
Douglas Godshall
Chief Executive Officer

April 27, 2012

IMPORTANT: To assure that your shares are represented at the meeting, please vote (or, direct your broker, bank or nominee or CDN to vote) your shares over the telephone, via the Internet or by marking, signing, dating and returning the enclosed proxy card or applicable Voting Instruction Form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that beneficial owners and CDI holders may only instruct their broker, bank or nominee or CDN to vote on their behalf by following the instructions on the enclosed applicable Voting Instruction Form. Beneficial owners and CDI holders may not vote in person at this annual meeting unless a valid proxy has been obtained from their broker, bank or nominee or CDN, as the case may be, with respect to their ownership interests.

TABLE OF CONTENTS

INTERNET AVAILABILITY OF PROXY MATERIALS	1

SOLICITATION AND VOTING	1

PROPOSAL NO. 1—ELECTION OF DIRECTORS	4

INFORMATION ON OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	8

DIRECTOR COMPENSATION	13

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

REPORT OF THE AUDIT COMMITTEE	17

EXECUTIVE COMPENSATION	18

PROPOSAL NO. 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION	45

PROPOSAL NO. 4—APPROVAL OF THE 2012 INCENTIVE AWARD PLAN	46

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	55

REVIEW OF RELATED PARTY TRANSACTIONS	55

PROPOSAL NO. 5—APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS TO DOUGLAS GODSHALL	55

PROPOSALS NO. 6—12—APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS AND STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS OF THE COMPANY UNDER THE 2008 STOCK INCENTIVE PLAN	57

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	61

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	64

OTHER BUSINESS	64

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 31, 2012 AT 4:00 P.M. (U.S. Pacific Time) (9:00 A.M. on June 1, 2012 Australian Eastern Standard Time). A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card, CDI Voting Instruction Form and Annual Report on Form 10-K, may be viewed and printed at http://www.edocumentview.com/HTWR.

HEARTWARE INTERNATIONAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2012 (U.S. PACIFIC TIME)

The accompanying proxy is solicited by the board of directors of HeartWare International, Inc., a Delaware corporation (the “company”), for use at our annual meeting of stockholders to be held at 4:00 P.M. on Thursday, May 31, 2012, U.S. Pacific Time (9:00 A.M. on June 1, 2012 Australian Eastern Standard Time), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The complete mailing address, including zip code, of our principal executive offices is 205 Newbury Street, Suite 101, Framingham, Massachusetts 01701.

This Proxy Statement was first mailed to our stockholders on or about April 27, 2012.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card, CDI Voting Instruction Form and Annual Report on Form 10-K, may be viewed and printed at:

http://www.edocumentview.com/HTWR

SOLICITATION AND VOTING

Record Date and Quorum

Our board of directors has fixed the close of business on April 2, 2012, U.S. Eastern Time, as the record date for this annual meeting. If you were a stockholder on the record date you will be entitled to vote at the annual meeting and at any adjournment or postponement of the meeting. Beneficial owners and CDI holders are entitled to receive notice of and attend the annual meeting and may instruct their brokers, banks or nominees or CDN, in the case of CDI holders, to vote at the annual meeting by following the instructions on the applicable Voting Instruction Form. As of the record date, we had 14,134,990 shares of common stock outstanding (equivalent to 494,724,650 CDIs assuming all shares of common stock were converted into CDIs), all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting (subject to the voting exclusions described below). Each stockholder is entitled to one vote for each share of common stock owned by them on the record date. Each CDI holder is entitled to direct CDN to vote one vote for every 35 CDIs held by them on the record date.

A majority of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes cast for and against, instructions to withhold authority to vote for a director nominee, abstentions and “broker non-votes” will each be counted as present and entitled to vote for purposes of determining whether a quorum is present. A “broker non-vote” occurs when a broker or nominee holding shares on behalf of a beneficial owner does not vote because it has not received instructions as to how to vote from the beneficial owner on a particular proposal and does not have discretionary voting authority to do so.

List of Stockholders

In accordance with our by-laws, we will make a list of the stockholders entitled to vote at this annual meeting available at the annual meeting and for 10 days before the meeting at our corporate offices located at 205 Newbury Street, Suite 101, Framingham, MA 01701, between the hours of 9:00 a.m. and 4:00 p.m. (U.S. Eastern Time). Please note that if you are the beneficial owner of shares held on your behalf by a broker, bank or other nominee or if you are a holder of our CDIs, your name will not appear on our stockholder list. In both cases, the nominee or depositary is the record holder of your shares.

Vote Required

If a quorum is present, the two nominees receiving the highest numbers of votes cast will be elected directors. Stockholders do not have the right to cumulate their votes for directors. Instructions to withhold authority to vote for a director nominee and broker non-votes will not be counted as votes cast and will have no effect on the election of directors. If you are the beneficial owner of shares held on your behalf by a broker, bank or other nominee (this means your shares are held in “street name”), your broker does not have discretion to vote on this proposal on your behalf without receiving instructions from you.

The affirmative vote of a majority of the votes cast and entitled to vote, whether present in person or represented by proxy is required to approve each of Proposals 2 through 12. You may vote for or against or you may abstain from voting from each of these proposals. Abstentions will not be counted as votes cast and will therefore have no impact on the outcome of the resolutions. Broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of such proposals. If your shares are held in street name, your broker may only vote on the ratification of our independent registered public accounting firm if you do not return your Voting Instruction Form and provide your voting instructions.

Computershare Trust Company has been appointed to tabulate stockholder votes and act as the Inspector of Elections for this meeting.

Voting Exclusion Statements

We will disregard any votes cast by our directors (and their associates) on Proposals No. 4—12 (inclusive).

However, we need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the annual meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to soliciting stockholders through our employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and we will reimburse them for their reasonable expenses in so doing. If we engage a proxy solicitor, we will pay the customary fees and expenses of such solicitor, which we estimate would not exceed $25,000.

Voting Instructions

All shares of our common stock represented by properly executed proxies received before the meeting will be voted in accordance with the instructions indicated on those proxies unless the proxies have otherwise been revoked.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting as follows:

•	If you are a stockholder of record, you may vote by proxy over the telephone, via the Internet or by mail by following the instructions provided on the proxy card. If we receive a validly executed proxy that does not provide voting instructions, the persons appointed as your proxy will vote your shares for all matters recommended by the board in this proxy statement. The persons named as proxies will vote on any other matters properly presented at the meeting in accordance with their best judgment.

•	If you are the beneficial owner of shares held in a brokerage account or by a bank or other nominee in street name, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You may vote by proxy by following the instructions provided on the Voting Instruction Form sent to you by your broker, bank or nominee.

Specific instructions to be followed by CDI holders interested in directing CDN to vote the shares underlying their CDIs are described below and on the CDI Voting Instruction Form.

Revoking your Proxy. Stockholders of record may revoke their proxy at any time before it is exercised by (a) delivering a written notice revoking the proxy to the Secretary of HeartWare International, Inc., 205 Newbury Street, Suite 101, Framingham, Massachusetts 01701, (b) delivering another timely and later dated proxy to the Secretary of HeartWare International, Inc., 205 Newbury Street, Suite 101, Framingham, Massachusetts 01701, (c) revoking your vote over the telephone or via the Internet before 1:00 a.m. (U.S. Central Time) on May 31, 2012, or (d) attending the meeting and voting in person. Please note that attendance at the meeting will not, in and of itself, constitute revocation of a proxy. If your shares are held in street name, you must contact your broker, bank or nominee to obtain instructions on how to revoke your proxy or change your vote. CDI holders may revoke their voting instructions by following the instructions described below under “Special Voting Instructions for CDI Holders.”

Voting at the Meeting.

If you are a stockholder of record, you may vote your shares in person at the annual meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting.

If your shares are held in street name or if you are a CDI holder, you may vote your shares in person at the meeting only if you obtain a valid proxy from your broker, bank or nominee or CDN giving you the right to vote the shares as they are the stockholder of record of your shares or CDIs.

Special Voting Instructions for CDI Holders

CDI holders on the record date will be entitled to receive notice of and attend the annual meeting and any adjournment or postponement of the meeting, and may direct CDN to vote their underlying interests at the annual meeting by following the instructions outlined in the CDI Voting Instruction Form and voting online at www.investorvote.com.au or by returning the CDI Voting Instruction Form to Computershare, the agent we designated for the collection and processing of CDI Voting Instruction Forms from our CDI holders, no later than 4:00 P.M. U.S. Pacific Time on May 27, 2012 (which is 9:00 A.M. on May 28, 2012 Australian Eastern Standard Time). Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and to confirm that the vote has been properly recorded. If you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare, no later than 4:00 P.M. U.S. Pacific Time on May 27, 2012 (which is 9:00 A.M. on May 28, 2012 Australian Eastern Standard Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

CDI holders may vote in person at the annual meeting only if a valid proxy has been obtained by CDN with respect to their own interests.

Voting Results

We will disclose voting results of this annual meeting to the ASX immediately after this annual meeting and will file a current report on Form 8-K with the SEC within four business days following this annual meeting. If the inspector of elections for this annual meeting has not certified the voting results by the date in which the Form 8-K is required to be filed, we will file an amended Form 8-K within four business days after the inspector of elections has certified the final voting results.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our certificate of incorporation, as amended to date, provides for our board of directors to be divided into three classes, with each class having a three-year term. In accordance with our certificate of incorporation and bylaws, the number of directors that constitutes our board is fixed from time to time by a resolution duly adopted by our board. On February 22, 2012, our board, upon the recommendation of the nominating and governance committee, resolved to increase its size from eight to nine directors effective March 1, 2012. The board further resolved to appoint, Cynthia Feldmann as a Class I director, effective March 1, 2012, to serve until the expiration of her term at this annual meeting. Ms. Feldmann was identified as a potential candidate to serve on our board during the course of the nominating and governance committee’s regular assessment of the board’s composition in early 2011. In making its recommendation to the board, the nominating and governance committee evaluated Ms. Feldmann’s qualifications in light of our director qualifications criteria and considered Ms. Feldmann’s broad range of expertise in accounting and business as well as her service on several publicly held boards. The board determined that Ms. Feldmann was qualified to serve as a director and also appointed her to serve as a member of our audit and compensation committees in light of her qualifications and experience. Ms. Feldmann’s biographical information is listed below. On the same day, Christine Bennett, a Class I director and member of our audit and compensation committees, advised our board that she did not intend to stand for re-election upon the expiration of her term at this annual meeting. As a result of Dr. Bennett’s departure from our board following this annual meeting, our board will consist of eight directors immediately following this annual meeting.

A listing of the directors currently comprising each class of directors and the expiration date of each class of directors is set forth below:

Class	Directors Comprising Class	Current Term Expiration Date
Class I	Dr. Christine Bennett Cynthia Feldmann Dr. Denis Wade	2012 Annual Meeting
Class II	Douglas Godshall Dr. Seth Harrison Robert Stockman	2013 Annual Meeting
Class III	Timothy Barberich Charles Raymond Larkin, Jr.* Robert Thomas	2014 Annual Meeting

*	Charles Raymond Larkin, Jr. is also referred to as C. Raymond Larkin, Jr. within this proxy statement

As discussed in greater detail below in “Corporate Governance—Director Independence and Family Relationships,” our board has determined that seven of the nine incumbent directors are independent directors within the meaning of the listing standards of The NASDAQ Stock Market.

The term of our Class I directors expires at this annual meeting. The nominating and governance committee recommended, and our board nominated, each of Cynthia Feldmann and Denis Wade as nominees for election as Class I directors. If elected at this 2012 annual meeting, Ms. Feldmann and Dr. Wade would serve until our 2015 annual meeting and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal.

Directors are elected by a plurality (excess of votes cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by validly delivered proxies will be voted, if authority to do so is not withheld, for the election of Ms. Feldmann and Dr. Wade, each of whom is presently a director of the company. If either of the nominees is unexpectedly unavailable for election, these shares will be voted for the election of a substitute nominee proposed by our nominating and governance committee or our board may determine to further reduce the size of our board. Ms. Feldmann and Dr. Wade have each agreed to serve if elected. Instructions to withhold authority to vote for a director nominee and broker non-votes will not be counted as votes cast and will have no effect on the election of directors.

Set forth below is biographical information for the Class I nominees as well as the key attributes, experience and skills that the board believes each nominee brings to the board. The biographical information for the remainder of our current directors as well as their respective key attributes, experience and skills is also set forth below.

Class I Director Nominees

Cynthia Feldmann. Ms. Feldmann, age 59, was appointed to our board effective March 1, 2012. Ms. Feldmann is a retired certified public accountant with 27 years of experience in two large global accounting firms and currently serves on several public company and not-for-profit boards. She was the President and Founder of Jetty Lane Associates, a consulting firm, from 2005 until 2012. Previously, Ms. Feldmann served as the Life Sciences Business Development Officer for the Boston law firm of Palmer & Dodge, LLP from 2003 to 2005, and was a partner with KPMG LLP, primarily serving as Partner-in-Charge of its National Medical Technology Practice from 1994 to 2002. From 1975 to 1994, Ms. Feldmann was employed by Coopers & Lybrand (now PricewaterhouseCoopers LLP), and during that time was named Partner-in-Charge of its Life Sciences practice. Ms. Feldmann is a director of Steris Corporation, Hanger Orthopedic Group, Inc. and Atrius Health. She previously served on the Board of Hayes Lemmerz International, Inc. from 2006 until 2009. Ms. Feldmann has a Bachelor of Science, Accounting, from Boston College and holds a Professional Director Certification from the American College of Corporate Directors.

Key Attributes, Experience and Skills:

Ms. Feldmann’s experience as Partner-in-Charge of a National Medical Technology and Life Sciences practice for leading law and public accounting firms and as a director of several publicly traded companies supports the Board’s evaluation and determination of its strategy and leadership in the healthcare marketplace. Ms. Feldmann’s overall experience and financial expertise supports the board’s oversight of critical financial policy, reporting and risk matters encountered by public companies.

Denis Wade. Dr. Wade, age 74, has been a director of HeartWare Limited and subsequently HeartWare International, Inc., since December 2004. From 1998 until his retirement in 2003, Dr. Wade was Managing Director of Johnson & Johnson Research Pty Ltd, a research arm of Johnson & Johnson. Prior to that position, he was the Foundation Professor of Clinical Pharmacology at the University of New South Wales in Australia. Dr. Wade has served on a number of industry and Government bodies in Australia. He is a former President of the Australian Society of Clinical and Experimental Pharmacology and has held senior positions in the International Union of Pharmacology, serving as Chairman of the Clinical Pharmacology Section. Dr. Wade holds a Bachelor degree in Medicine and Surgery from the University of New South Wales (Australia) and a Doctorate in Philosophy from Oxford (in the United Kingdom). He was awarded an Honorary Doctorate in Science from the University of New South Wales. He is a Fellow of the Royal Australasian College of Physicians and the Australian Academy of Technological Sciences and Engineering. Dr. Wade currently serves as a director of ChemGenex Pharmaceuticals Ltd., a company listed on the Australian Securities Exchange (“ASX”), and Biotron Limited, also listed on the ASX.

Key Attributes, Experience and Skills:

Dr. Wade’s 45 years of experience in medicine and the development of pharmaceuticals and medical devices as a physician, teacher and researcher and his fundamental understanding of the potential pathways contributing to disease gives him critical perspective on medical device development. Through his work with various industry and governing bodies in Australia and his experience in a variety of executive positions in the medical research field, he brings vast leadership and oversight experience to the board as well as exposure to diverse, global points of view. Dr. Wade also has extensive experience with intellectual property matters as it pertains to the development and commercialization of medical devices and pharmaceuticals.

Class II Directors (Term Expires in 2013)

Douglas Godshall. Mr. Godshall, age 47, has been the Chief Executive Officer of HeartWare Limited and subsequently HeartWare International, Inc., since September 2006 and became a director of HeartWare Limited and subsequently HeartWare International, Inc., in October 2006. Prior to joining HeartWare Limited, Mr. Godshall served in various executive and managerial positions at Boston Scientific Corporation, where he had been employed since 1990, including as a member of Boston Scientific’s Operating Committee and since January 2005, as President, Vascular Surgery. Prior thereto, Mr. Godshall spent five years as Vice President, Business Development, at Boston Scientific, where he was focused on acquisition strategies for the cardiology, electrophysiology, neuroradiology and vascular surgery divisions. In March 2012, Mr. Godshall was appointed a director of pSpivida Corp., a public company traded on both the NASDAQ Stock Market and the ASX, that specializes in the development of miniaturized, injectable drug delivery systems. Mr. Godshall has a Bachelor of Arts in Business from Lafayette College and Masters of Business Administration from Northeastern University in Boston, Massachusetts.

Key Attributes, Experience and Skills:

Mr. Godshall brings to the board extensive business, operating and industry experience as well as his broad strategic vision for and tremendous knowledge of the Company. Mr. Godshall also has significant senior managerial and industry specific knowledge with medical devices globally. Mr. Godshall’s service as our Chief Executive Officer creates a critical link between management and the board, enabling the board to perform its oversight function with the benefits of management’s perspectives on the business. In addition, having the Chief Executive Officer, and Mr. Godshall in particular, on our board provides our Company with ethical, decisive and effective leadership.

Seth Harrison. Dr. Harrison, age 51, has been a director and deputy chairman of HeartWare Limited and subsequently HeartWare International, Inc., since November 2004 and was Chief Executive Officer of HeartWare, Inc. from July 2003 through November 2004. Since September 1999, Dr. Harrison has been Managing General Partner of Apple Tree Partners I, L.P., an early stage life sciences venture capital firm, which is our major stockholder. Prior to September 1999, he held senior executive positions with Oak Investment Partners, Sevin Rosen Funds and Nazem & Company. Dr. Harrison received a Bachelor of Arts from Princeton University. He received his medical degree and a Masters of Business Administration from Columbia University and completed a surgery internship at Columbia Presbyterian Hospital in New York. Dr. Harrison serves on the board of and chairs the Finance Committee of the International Partnership for Microbicides, a Rockefeller Foundation/Gates Foundation-sponsored public-private partnership engaged in the development of anti-HIV microbicides. He also serves as Chairman on the boards of AIleron Therapeutics and Tokai Pharmaceuticals, privately held companies.

Key Attributes, Experience and Skills:

Dr. Harrison’s strong medical and venture background and his extensive experience with early stage companies make him well-suited to serve as a member of our board of directors. As a result of this experience, Dr. Harrison is able to provide important perspectives on issues facing companies of our size and stage of development. He also provides us considerable leadership and management experience. Through his former service as HeartWare, Inc’s Chief Executive Officer, he also possesses significant knowledge of the Company.

Robert Stockman. Mr. Stockman, age 58, has been a director of HeartWare Limited and subsequently HeartWare International, Inc., since December 2006. Since 1999, Mr. Stockman has been the President and Chief Executive Officer of Group Outcome LLC, a U.S.-based merchant banking firm which deploys its capital and that of its financial partners in private equity and venture capital investments in medical technology companies. He is also the co-founder, Chairman and CEO of REVA Medical, Inc., an interventional coronary medical device company. Prior to establishing Group Outcome LLC, Mr. Stockman spent eighteen years with Johnston Associates and Narragansett Capital Corporation, where he focused on venture capital investments in healthcare. Mr. Stockman holds a Bachelor’s degree from Harvard College and a Master in Business Administration from The Tuck School at Dartmouth College.

Key Attributes, Experience and Skills:

Through Mr. Stockman’s extensive career as an entrepreneur driving the growth of two medical products companies, an executive of a medical device company and an executive in the investment banking industry, with particular experience in private equity and venture capital investments in medical technology, he has accumulated valuable business, financial, industry, leadership and management experience and brings important perspectives on the issues facing our Company. Mr. Stockman’s strong financial background, including his work early in his career at PricewaterhouseCoopers, also provides financial expertise to the board, including an understanding of financial statements, corporate finance, accounting and capital markets.

Class III Directors (Term Expires in 2014)

Timothy Barberich. Mr. Barberich, age 64, has been a director of HeartWare Limited and subsequently HeartWare International, Inc., since April 2008. He is the founder and former President, Chief Executive Officer and Chairman of Sepracor Inc., a publicly traded pharmaceutical company based in Marlborough, Massachusetts which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. He founded Sepracor in 1984 and was Chief Executive Officer from 1984 to May 2007 and Chairman of the Board from 1990 to 2007. From May 2007 to May 2008, Mr. Barberich served as Executive Chairman of Sepracor and served as Chairman of the Board from May 2008 through October 2009. Mr. Barberich has been the Chairman of BioNevia Pharmaceuticals since June 2008. He has also serves on the board of GI Dynamics, an Australian listed medical device company, since September 2011 and serves on the board of directors of the privately held companies, Tokai Pharmaceuticals and Euthymics Biosciences. Mr. Barberich has previously served on the board of BioSphere Medical, Inc., a NASDAQ listed biotechnology company, from December 1993 to 2010, and the privately held companies, Gemin X Biotechnologies from 2005 to 2011, and Resolvyx Pharmaceuticals from 2009 to 2010. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Bedford, Massachusetts-based Millipore Corporation, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. Mr. Barberich is a graduate of Kings College. He holds a Bachelor of Science degree in Chemistry.

Key Attributes, Experience and Skills:

Through his work at Sepracor, Mr. Barberich brings to the board the invaluable knowledge and experience of leading a company in the healthcare industry through every stage of its life cycle, including its founding, early stage research and development, product approvals and commercialization, private funding, initial public offering and substantial profitability. We believe this experience and familiarity with the types of risks we may face, together with his broad medical device and pharmaceutical industry experience, makes Mr. Barberich uniquely suited to serve on our board.

C. Raymond Larkin, Jr. Mr. Larkin, age 63, has been a director of HeartWare Limited and subsequently HeartWare International, Inc. since October 2008 and Chairman of the Board since June 2010. Mr. Larkin joined the board of directors of Align Technology, Inc. (Nasdaq:ALGN) in March 2004 and has served as Chairman since February 2006. Align Technology is engaged in the design, manufacture and marketing of novel orthodontic products. Mr. Larkin also serves on the board of Novasys Medical, Inc., a privately held company focused on the development of innovative therapies in women’s health. He is also a director of Neuropace, a privately held company developing implantable devices for treating neurological disorders, and TherOx, a company focused on treating oxygen-deprived tissue in heart-attack victims. Previously, from 1999 through May 2007, Mr. Larkin served on the Board of Davita, Inc., a New York Stock Exchange listed provider of dialysis services. Since July 2006, Mr. Larkin has served as a Venture Partner at Cutlass Capital, a healthcare venture capital firm, and, since January 2002 as an Executive Committee Member at Synecor, an incubator of innovative early stage medical technologies. Mr. Larkin spent approximately 15 years with critical care device company Nellcor Puritan Bennett, Inc, which he joined in 1983 as Vice President Sales and Marketing. He was appointed President and Chief Executive Officer of Nellcor in 1989. Larkin subsequently served as Chairman and Chief Executive Officer of Eunoe, Inc., a company focused on neurological disorders, until it was acquired by Integra LifeSciences Holdings Corporation in 2005. Mr. Larkin is a graduate of LaSalle University and a former Captain in the United States Marine Corps.

Key Attributes, Experience and Skills:

Mr. Larkin’s service as Chief Executive Officer of Nellcor and Eunoe provides valuable business, leadership and management experience, including expertise leading early stage and mature organizations in the medical technology and device industry, giving him a keen understanding of the issues facing businesses such as ours. In addition, Mr. Larkin has significant experience with healthcare venture capital and the commercialization of medical technology. Mr. Larkin’s service on the board of directors of other very successful medical device companies enables him to bring additional perspectives to the board.

Robert Thomas. Mr. Thomas, age 67, has been a director of HeartWare Limited and subsequently HeartWare International, Inc., since November 2004 and Chairman of the Board of HeartWare Limited and subsequently HeartWare International, Inc. for the period from February 2009 to June 2010. He is currently a director of the following Australian public companies: Virgin Australia Limited (formerly Virgin Blue Holdings Limited), Reva Medical, Inc. and TAL Limited (formerly Tower Australia Limited), the latter of which Mr. Thomas serves as Chairman. He also serves on the board of the privately held company, AUS Bio Limited. Between October 2004 and September 2008, Mr. Thomas was a consultant to Citigroup Corporate and Investment Bank and was Chairman of Global Corporate and Investment Bank, Australia and New Zealand of Citigroup Global Markets Australia Pty Limited between March 2003 and September 2004. Prior thereto, Mr. Thomas was CEO of Citigroup’s (formerly known as Salomon Smith Barney) Corporate and Investment Bank, Australia and New Zealand from October 1999 until February 2003. Mr. Thomas is a member of the Advisory Board of Inteq Limited and Nomura Australia and is a Fellow of the Australian Institute of Company Directors. Mr. Thomas is a director of O’Connell Street Associates and Grahger Capital Securities as well as being President of the State Library Council of New South Wales in Australia. Mr. Thomas holds a Bachelor of Economics from Monash University, Australia. He is currently Chairman of the Stockbrokers Association of Australia and is a Master Stockbroker and has also been a member of the Financial Services Institution of Australia (previously known as the Securities Institute of Australia) for almost four decades and a Fellow for a decade.

Key Attributes, Experience and Skills:

Mr. Thomas’ career in investment banking, including serving in various leadership roles at Citigroup Corporate and Investment Bank in Australia and New England, provide valuable commercial experience and critical insights on the roles of finance and strategic transactions to our business. Mr. Thomas has substantial experience in governance and risk management across a wide range of industries. Mr. Thomas also brings capital market and economics expertise to the board from his years of service as a securities analyst.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CLASS I NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Our business is managed by our employees under the direction and oversight of our board. Except for Mr. Godshall, none of the members of our board is an employee of the company or any of our subsidiaries. We keep board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and their participation in board and board committee meetings.

We believe open, effective and accountable corporate governance practices are key to our relationship with our stockholders. Our board has adopted corporate governance guidelines that, along with the charters of our board committees and our code of business conduct and ethics, provide the framework for the governance of the company. A complete copy of our corporate governance guidelines, the charters of our board committees, and our code of conduct may be found on the corporate governance section of our website at www.heartwareinc.com. Information contained on our website is not part of this Proxy Statement. The board regularly reviews corporate governance developments and modifies these policies as warranted. Any changes in these governance documents will be reflected on the same location of our website.

Director Independence and Family Relationships

Our board believes that a substantial majority of its directors should be independent directors, but in no event there be less than a majority. We define an “independent” director in accordance with the corporate governance rules of the NASDAQ Stock Market (the “NASDAQ Rules”). Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the board, with the recommendation of the nominating and governance committee, is responsible for affirmatively determining as to each independent director that no relationships exist which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the board and the nominating and governance committee review information provided by the directors with regard to each director’s business and personal activities as they may relate to our company.

Our board of directors, upon the recommendation of the nominating and governance committee, has affirmatively determined that each of the following persons, constituting a substantial majority of our board of directors, are “independent” and has no relationship with the company, except for serving as a member of our board of directors and holding securities in HeartWare: Timothy Barberich, Christine Bennett, Cynthia Feldmann, C. Raymond Larkin, Jr., Robert Stockman, Robert Thomas and Denis Wade.

There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Board Leadership Structure

As reflected in our corporate governance guidelines, the board does not have nor does it believe it should have a fixed policy regarding the separation of the Chairman role and the Chief Executive Officer role. The board believes that having a fixed policy would limit its flexibility in evaluating the leadership structure that it considers appropriate for our company and considering individuals who would be available to serve in these role(s) at a particular point in time.

Nevertheless, we currently have Mr. Godshall serving as Chief Executive Officer and Mr. Larkin serving as Chairman. We believe this leadership structure is presently the most appropriate structure for us, especially in this critical time as we continue to transition from a development stage company to a revenue generating enterprise. As Chief Executive Officer, Mr. Godshall is responsible for setting the strategic direction of the company after consultation with the board and the day-to-day leadership and performance of the company, while our Chairman, Mr. Larkin, an independent director, provides guidance to the Chief Executive Officer, and acts as a liaison between the Chief Executive Officer and the independent directors.

Board’s Role in Risk Oversight

It is the responsibility of management to identify, assess and manage our exposure to risks. Our board plays an important role in overseeing management’s performance of these duties as well as the processes and systems the company uses to identify, prioritize, source, manage and monitor our critical risks. To this end, our board receives regular reports from our Chief Executive Officer and other members of management regarding risks associated with our operations and strategic plans. These reports typically take the form of discussions incorporated into presentations made to our board at our regular and special meetings where risks are identified in the context of the matter being discussed. Additionally, our board at least annually, reviews a report presented by management regarding the material risks faced by us, our risk management processes and systems and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

The board has generally retained the primary risk oversight function and has an active role in overseeing management of our material risks. The oversight of risk is also conducted at the committee level. The audit committee oversees management of financial and internal control risks as well as the risks associated with litigation and related party transactions. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The nominating and governance committee oversees the management of risks associated with the composition and independence of our board, compliance with various regulatory and listing standards requirements and succession planning. While each committee is responsible for evaluating and overseeing the management of the risks relevant to the particular committee, the entire board of directors is regularly informed through committee reports about these risks.

Analysis of Risk Associated with Our Compensation Programs

In setting compensation, our compensation committee also considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs.

Specifically, we considered the following elements of our compensation programs, including our executive compensation plans and policies when evaluating whether programs encourage our executives and other employees to take unreasonable risks:

•	We set performance goals that we believe are reasonable in light of past performance and market conditions.

•

Since 2010, we have been granting restricted stock units to our employees rather than stock options under our annual long-term incentive program because restricted stock units, among other things, retain value even in a depressed market so that executives and other employees are less likely to take unreasonable risks to get, or keep, options “in-the-money.”

•	The time-based vesting over four years for our long-term incentive awards ensures that our employees’ interests align with those of our stockholders for the long-term performance of the company.

•

Assuming achievement of at least a minimum level of performance, payouts under our performance-based plans may result in compensation at levels below full target achievement, rather than an “all-or-nothing” approach.

Although a significant portion of our executives’ compensation is performance-based or “at-risk,” we believe our compensation plans for both executives and other employees are appropriately structured and do not pose a material risk to the company.

Meetings and Committees of the Board

Directors are expected to attend meetings of the board and any board committees on which they serve. During the fiscal year ended December 31, 2011 our board of directors held eight meetings, and met in executive session at almost every regularly scheduled board meeting. Each director attended 75% or more of the meetings of the board of directors and the board committees on which they served during 2011.

In accordance with our corporate governance guidelines, we make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules, and we expect all directors to make every effort to attend our annual meetings absent an unavoidable and irreconcilable conflict. In 2011, all members of our board of directors attended our annual meeting.

The board has three standing committees to facilitate and assist the board in the execution of its responsibilities: the audit committee, the compensation committee and the nominating and governance committee.

The table below lists the membership of each of our committees and the number of meetings each held during 2011.

	September 30,	September 30,	September 30,	September 30,
Nominating and
	Audit	Compensation	Governance
Timothy Barberich		CHAIR	X
Christine Bennett (1)	X	X
Cynthia Feldmann (2)	X	X
Douglas Godshall
Seth Harrison
C. Raymond Larkin, Jr.			CHAIR
Robert Stockman	CHAIR
Robert Thomas	X	X	X
Denis Wade	X	X
Number of Meetings in Fiscal 2011	7	5	4

(1)	Dr. Bennett is not standing for re-election and will be leaving our board at the conclusion of this annual meeting on May 31, 2012.

(2)	Effective March 1, 2012, Ms. Feldmann was appointed to the board and to the audit and compensation committees.

Audit Committee

The primary purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The committee also reviews the qualifications, independence and performance, and approves the terms of engagement and appoints our independent auditor. In addition, the audit committee pre-approves audit, audit-related and non-audit services performed for us by our independent auditor. The audit committee is governed by a written charter approved by our board of directors, a copy of which is available from the corporate governance section of our website at www.heartwareinc.com.

The audit committee currently consists of Robert Stockman (Chairman), Christine Bennett, Cynthia Feldmann, Robert Thomas and Denis Wade, all of whom have been determined by the board to be “independent” as defined by applicable SEC rules, the NASDAQ Rules and the best practice recommendations set by the ASX Corporate Governance Council. Our board of directors has determined that each of Mr. Stockman and Ms. Feldmann qualifies as an “audit committee financial expert” as defined under the SEC rules. Ms. Feldmann was appointed to serve this committee effective March 1, 2012. Dr. Bennett will not be standing for re-election at this annual meeting and will leave our audit committee at the conclusion of the meeting on May 31, 2012. The Audit Committee Report can be found on page 17 of this proxy statement.

Compensation Committee

The primary purpose of the compensation committee is to supervise and review the affairs of the company as they relate to the compensation and benefits of our executive officers. In carrying out these responsibilities, the compensation committee reviews all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The compensation committee is governed by a written charter approved by our board of directors, a copy of which is available from the corporate governance section of our website at www.heartwareinc.com.

As further described in the Compensation Discussion and Analysis section of this proxy statement, the compensation committee establishes our overall compensation philosophy and approves the compensation payable to our executive officers including all adjustments to existing compensation, perquisites, equity incentive awards and cash bonuses, and makes recommendations to our board regarding the compensation of our directors. The compensation committee also administers certain of our employee benefit plans, including our equity incentive plans, and grants stock options, restricted stock units and other cash-based and stock-based incentives to our directors, employees and consultants.

In fulfilling its responsibilities, the compensation committee may, to the extent permitted by law, delegate any or all of its responsibilities to one or more subcommittees comprised of at least two members of the committee.

The compensation committee may also retain compensation consultants to assist it in evaluating executive compensation and may retain counsel, accountants or other advisors, as it deems appropriate, at the company’s expense. Since 2009, the compensation committee has engaged the independent compensation consulting services of Pearl Meyer and Partners (PM&P), an independent compensation consultant. PM&P reports directly to the compensation committee and assists the committee in evaluating and designing our executive and director compensation program and policies. During 2011, PM&P reviewed and provided information to the committee regarding our comparator group of similarly situated companies, considered changes in our executive and director compensation arrangements to those of the comparator group, and provided market data and regulatory updates as well as governance and best practices trends. PM&P is retained only by the compensation committee and does not provide any other consulting services to us. Additional information about the compensation committee’s role in setting executive compensation and the services PM&P performed for the committee in 2011 is described in our Compensation Discussion and Analysis section below.

The compensation committee currently consists of Timothy Barberich (Chairman), Christine Bennett, Cynthia Feldmann, Robert Thomas and Denis Wade, all of whom have been determined by the board to be “independent” as defined by the NASDAQ Rules, a “non-employee director” for purposes of Section 16(b)(3) under the Securities and Exchange Act of 1934 and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Ms. Feldmann was appointed to serve as a member of this committee effective March 1, 2012. Dr. Bennett will not be standing for re-election and will leave our compensation committee at the conclusion of the meeting on May 31, 2012.

The report of the compensation committee can be found on page 32 of this proxy statement.

Nominating and Governance Committee

The nominating and governance committee oversees our director nomination process and corporate governance matters. Its primary responsibilities are to: (i) identify individuals qualified to become board members; (ii) select, or recommend to the board of directors, director nominees for each election of directors; (iii) develop and recommend to the board of directors criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend corporate governance principles, codes of conduct and compliance mechanisms applicable to the company, (vi) oversee executive succession planning (including for the chief executive officer) and (vi) provide oversight in the annual evaluation of the board of directors and each committee. The nominating and governance committee is governed by a written charter approved by our board of directors, a copy of which is available from the corporate governance section of our website at www.heartwareinc.com.

The nominating and governance committee currently consists of C. Raymond Larkin, Jr. (Chairman), Timothy Barberich and Robert Thomas, all of whom have been determined by the board to be “independent” as defined by the NASDAQ Rules.

Nominations for Directors and Diversity Policy

The nominating and governance committee will evaluate candidates for directors proposed by directors, stockholders or management using the same criteria for each candidate and considers the following factors, among others:

•	the committee’s views of the current needs of the board for certain skills, experience or other characteristics;

•	the candidate’s background, skills, and experience;

•	other characteristics and expected contributions of the candidate; and

•	the qualification standards established from time to time by the nominating and governance committee.

The nominating and governance committee regularly reviews with the board the appropriate skills and characteristics required of board members in the context of the current makeup of the board and the company’s circumstances. In accordance with our corporate governance guidelines, this assessment includes an evaluation of an individual’s independence, diversity, age, financial literacy, demonstrated leadership and skills such as an understanding of the health care industry, manufacturing, technology, intellectual property, finance and marketing, and international background, all in the context of an assessment of the perceived needs of the board at that point in time. Pursuant to our corporate governance guidelines, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment.

In identifying director nominees, the nominating and governance committee first evaluates the current members of the board of directors willing to continue in service as well as the annual results of the board and committee self evaluations. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the nominating and governance committee or the board decides not to re-nominate a member for re-election, the nominating and governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Other than the foregoing, there are no specific, minimum qualifications that the nominating and governance committee believes that a committee-recommended nominee to the board of directors must possess, although the nominating and governance committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders.

If the nominating and governance committee believes, at any time, that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees. We reserve the right in the future to retain a third party search firm, if necessary.

The nominating and governance committee considers diversity as a factor in its evaluation of director candidates. In 2011, our board adopted a diversity policy applicable to all of our employees, executives and directors that establishes the responsibility to consider appropriate and measurable diversity objectives, to assess regularly the overall effectiveness of the objectives and to review annually the progress in achieving the diversity objectives. This policy does not intend to set specific diversity goals with respect to the composition of our board, but provides a mechanism for our company to evaluate diversity more broadly. A copy of the Diversity Policy is available from the corporate governance section of our website at www.heartwareinc.com.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee during 2011 were Timothy Barberich (Chairman), Christine Bennett, Robert Thomas and Dr. Denis Wade. None of these compensation committee members is or has ever been an officer or employee of our company nor has any executive officer of our company served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on our compensation committee.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics which meets the definition of “code of ethics” under the SEC rules. The Code of Business Conduct and Ethics applies to our principal executive officer, principal financial officer, principal accounting officer and other officers, employees and directors of the company. A copy of the Code of Business Conduct and Ethics is available from the corporate governance section of our website at www.heartwareinc.com.

Communications with Directors

We have a Stockholder Communication Policy contained in our corporate governance guidelines for stockholders wishing to communicate with the board of directors and/or various individual members of the board of directors. Stockholders wishing to communicate with any or all of the directors can send communications by mail or facsimile, addressed as follows:

Chairman of the Board or Board of Directors or individual director

c/o General Counsel and Secretary

205 Newbury Street, Suite 101

Framingham, MA 01701

Facsimile No.: (508) 739-0948

All incoming communications are screened by our General Counsel and Secretary and transmitted to the intended recipient absent those communications he deems to be primarily commercial in nature, related to an improper or irrelevant topic, requests general information about the company or presents safety or security issues.

DIRECTOR COMPENSATION

Compensation Program for Non-Employee Directors

We provide our non-employee directors a mix of cash and equity-based compensation as part of our annual director compensation program. We believe this mix of pay not only provides an ability to attract and retain highly-qualified and diverse individuals to serve on our board but also aligns their interests with the interests of our stockholders. Our non-employee directors receive an annual retainer in an amount based on his or her position on the board and its committees (as outlined below) as well as an annual grant of 1,000 stock options and 1,000 restricted stock units. In addition, new directors are granted 1,000 restricted stock units in connection with their first election to the board.

Because our CDIs are listed on the Australian Securities Exchange (“ASX”), certain components of our director compensation program must be approved by our stockholders in order to comply with ASX Listing Rules. The current aggregate annual amount of the cash component of our non-employee director compensation program was approved at our 2010 annual meeting of stockholders and each equity-based award is recommended for stockholder approval annually. See Proposals 6 through 12 for a description of the long-term incentive awards recommended for our non-employee directors in 2012.

In February 2011, the compensation committee reduced the number of restricted stock units granted upon a director’s initial election to the board from 2,250 to 1,000 restricted stock units, extended the schedule for annual vesting from over three years to four years for all stock options and restricted stock unit awards granted under this program and set a limit on the number of restricted stock units that can comprise any individual award to an amount equal to $100,000 in value if our stock price exceeds $100.00 per share on the grant date (as further described in “Equity-based Compensation” below).

Our compensation committee reviews our director compensation program at least annually to determine whether the program remains appropriate and competitive, and recommends any changes to our full board of directors for consideration and approval. In September 2011, the compensation committee conducted its annual non-employee director compensation review for 2012 and after consultation with its independent compensation consultant, Pearl Meyer & Partners, elected to retain the total direct compensation for non-employee directors at the same level as 2011.

Elements of our non-employee director compensation program are more fully described below.

Cash Retainer

We limit the maximum aggregate amount of fees we pay our non-employee directors to $750,000 per year. This amount can be allocated among the non-employee directors in proportions determined by the board upon the recommendation of the compensation committee. Our non-employee directors currently receive a retainer for their services as a member of the board and, in addition, a retainer fee is paid for chairing and serving on committees of the board. Annual retainer fees are paid monthly. In 2011, the total cash compensation paid to our non-employee directors was $575,000 and in the proportions outlined below:

September 30,
Position	Annual Retainer
Chairman	$120,000
Deputy Chairman	$85,000
Non-Employee Directors	$60,000
Audit Committee
Chair of Audit Committee	$15,000
Members of Audit Committee	$7,500
Compensation Committee
Chair of Compensation Committee	$9,000
Members of Compensation Committee	$4,500
Nominating and Governance Committee
Chair of Nominating and Governance Committee	$5,000
Members of Nominating and Governance Committee	$2,500

Equity-based Compensation

Effective for equity grants made beginning in May 2011, our non-employee directors are granted (subject to stockholder approval as required by the ASX Listing Rules) 1,000 stock options and 1,000 restricted stock units annually, and 1,000 restricted stock units upon his or her initial election to our board, except that if our stock price on the date of grant is greater than $100 per share (as adjusted for any future stock splits and the like), the number of restricted stock units granted shall be reduced so the total value of each restricted stock unit award is equal to $100,000. During fiscal year 2011, we granted to our non-employee directors (i) an aggregate of 7,000 restricted stock units at the grant date fair value (market price) per share of $79.01 and (ii) stock options to purchase an aggregate of 7,000 shares of common stock at an exercise price per share of $79.01 (the closing price of our stock on the grant date).

In 2011, all stock options and restricted stock unit awards to our directors were granted under our 2008 Stock Incentive Plan. Under the 2008 Stock Incentive Plan, the exercise price for all stock option grants equals the closing market price of our common stock on the grant date, and the options expire ten years from the grant date. Stock options and restricted stock units will vest in equal annual installments over four years beginning with the first anniversary of the date of grant, provided the director is in service on the vesting date. Unvested equity awards may become fully vested upon a non-employee director’s death or disability or upon a change in control of the company. If a director separates from the company, either because he or she does not stand for re-election upon the expiration of his or her term or voluntarily resigns from our board, unvested stock options and restricted stock units will be forfeited and vested stock options will remain exercisable for thirty days from the date of the director’s separation from the company (or the expiration of the option, whichever is earlier). In the event a director dies or becomes permanently disabled, vested stock options may be exercised for up to six months following the date of the director’s separation (or the expiration of the option, whichever is earlier).

Expense Reimbursement

We reimburse all directors for their expenses in connection with their activities as members of our board of directors.

Employee Directors

Currently, our chief executive officer, Douglas Godshall, is a director and an employee of the company. Mr. Godshall does not receive additional compensation for his services as a director. We are party to an employment agreement with Mr. Godshall as further described in our Compensation Discussion and Analysis section and in the narrative to our executive compensation tables below.

2011 Director Compensation

The following table sets out the value of total compensation for the year ended December 31, 2011 to our non-employee directors. Douglas Godshall’s compensation is omitted from this table and is fully reflected in the Summary Compensation Table.

	September 30,	September 30,	September 30,	September 30,
	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
Name and Position	($)	($)(1)(2)	($)(1)(2)	($)
C. Raymond Larkin, Jr.	125,000	79,010	44,798	248,808
Non-executive Chairman
Seth Harrison, M.D.	85,000	79,010	44,798	208,808
Non-executive Deputy Chairman
Timothy J. Barberich	71,500	79,010	44,798	195,308
Non-executive director
Dr. Christine Bennett	72,000	79,010	44,798	195,808
Non-executive director
Robert Stockman	75,000	79,010	44,798	198,808
Non-executive director
Robert Thomas	74,500	79,010	44,798	198,308
Non-executive director
Dr. Denis Wade	72,000	79,010	44,798	195,808
Non-executive director

(1)	Amounts shown do not reflect compensation actually received by our directors. Rather, the amounts reflect the aggregate grant date fair value of the stock award computed in accordance with FASB ASC Topic 718, except no assumptions for forfeitures were included. For restricted stock units, the aggregate fair value is determined using the quoted market value of our common stock on NASDAQ on the grant date, multiplied by the aggregate number of restricted stock units granted. For stock option awards, the aggregate fair value is estimated on the date of grant using the Black-Scholes option-pricing model. All restricted stock unit and stock option awards reflected in this table were granted upon stockholder approval on May 12, 2011. The quoted market value of our common stock on NASDAQ was $79.01 on the date of grant. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 10 to our audited consolidated financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K.

(2)	The aggregate number of unvested restricted stock units and stock options (vested and unvested) for each non-employee director as of December 31, 2011 is listed below:

	September 30,	September 30,
Name	Number of Unvested Stock Awards	Number of Shares Subject to Stock Options Outstanding
C. Raymond Larkin, Jr.	2,792	2,000
Non-executive Chairman
Seth Harrison, M.D.	1,666	2,000
Non-executive Deputy Chairman
Timothy J. Barberich	1,666	7,714
Non-executive director
Dr. Christine Bennett	1,666	2,000
Non-executive director
Robert Stockman	1,666	7,714
Non-executive director
Robert Thomas	1,666	2,000
Non-executive director
Dr. Denis Wade	1,666	2,000
Non-executive director

In February 2012, our board recommended that stock options and restricted stock units be granted in accordance with our annual director compensation program described above to each of our non-employee directors continuing in office following this annual meeting. See Proposals 6 through 12 for a description of the long-term incentive awards recommended for our non-employee directors in 2012 and subject to stockholder approval at this annual meeting.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the views of management.

The audit committee has appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Grant Thornton has acted in such capacity since its appointment in fiscal year 2006. The audit committee selected Grant Thornton as a firm capable of delivering independent audits in light of factors such as the auditor’s depth of experience, breadth of reserves, commitment to provide exceptional service, ability to handle transaction issues and location of key personnel.

The audit committee has considered whether Grant Thornton’s provision of services other than audit services is compatible with maintaining independence as the Company’s independent registered public accounting firm and determined that such services are compatible.

Although ratification by stockholders is not a prerequisite to the ability of the audit committee to select Grant Thornton as our independent registered public accounting firm, we believe that ratification to be desirable. Accordingly, stockholders are being requested to ratify the selection of Grant Thornton as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements as of and for the year ending December 31, 2012, and the audit of our internal control over financial reporting as of December 31, 2012. If the stockholders do not ratify the selection of Grant Thornton, the selection of the independent registered public accounting firm will be reconsidered by the audit committee; however, the audit committee may select Grant Thornton notwithstanding the failure of the stockholders to ratify its selection. If the appointment of Grant Thornton is ratified, the audit committee will continue to conduct an ongoing review of Grant Thornton’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Grant Thornton at any time.

Representatives of Grant Thornton are expected to be present at the annual meeting, with the opportunity to make a statement if the representatives desire to do so. It is also expected that they will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed for professional services to us for the fiscal years ended December 31, 2011 and 2010 by Grant Thornton:

	September 30,	September 30,
Type of Fees	2011	2010
Audit Fees (1)	$371,928	$448,581
Audit-Related Fees (2)	15,900	—

Total (3)	$387,828	$448,581

(1)	Represents the aggregate fees billed to us by Grant Thornton during the applicable fiscal year for professional services rendered for the audit of our annual consolidated financial statements included in our annual report on Form 10-K, the reviews of the financial statements included in our quarterly reports on Form 10-Q and registration statements.

(2)	Audit-Related fees in 2011 primarily consist of fees for the audit of the HeartWare, Inc. 401(k) Plan.

(3)	During 2010, Grant Thornton did not provide Audit-Related, Tax or Other services to us or to the audit committee, and in 2011 did not provide any Tax or Other services to us or to the committee.

Audit Committee’s Pre-Approval Policy

It is the audit committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full audit committee approval, the audit committee has delegated authority to the chairman of the audit committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the chairman are required to be reviewed with the audit committee at its next scheduled meeting.

All of the 2010 and 2011 fees paid to Grant Thornton described above were pre-approved by the audit committee in accordance with the audit committee’s pre-approval policy.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority of our shares of common stock present in person or represented by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2

REPORT OF THE AUDIT COMMITTEE

The foregoing report does not constitute solicitation material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

The audit committee of our board is currently composed of Robert Stockman (Chairman), Christine Bennett, Cynthia Feldmann, Robert Thomas and Denis Wade, each of whom has been determined by our board to be an independent director under the NASDAQ Rules and under Rule 10A-3(b)(1) of the Securities Exchange Act. Ms. Feldmann was appointed to the board and the audit committee effective March 1, 2012 after the company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2011. The board has also determined that Mr. Stockman and Ms. Feldmann are “audit committee financial experts” under applicable SEC’s rules.

The audit committee operates under a written charter, which is posted in the corporate governance section of our website at www.heartwareinc.com. The audit committee members are not professional accountants or auditors. Management has the primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and the internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. In this context, the directors serving as members of the audit committee (other than Ms. Feldmann who was appointed on March 1, 2012) reviewed and discussed with management the audited consolidated financial statements and management’s annual report on internal control over financial reporting included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 27, 2012.

The audit committee also has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T.

The audit committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence and has discussed with Grant Thornton its independence. The audit committee also considered the appropriateness of the provision of non-audit services by Grant Thornton relative to their independence.

Based on the audit committee’s discussions with management and Grant Thornton, on February 22, 2012 the members of the audit committee recommended that our board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

THE AUDIT COMMITTEE
Robert Stockman (Chairman)
Christine Bennett
Cynthia Feldmann (appointed March 1, 2012)
Robert Thomas
Denis Wade

EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements of our 2011 named executive officers should be read together with the compensation tables and related disclosures set forth below. Our 2011 named executive officers are:

•	Douglas Godshall, Chief Executive Officer;

•	David McIntyre, Former Chief Financial Officer and Chief Operating Officer;

•	Lawrence Knopf, Senior Vice President and General Counsel;

•	Jeffrey LaRose, Chief Scientific Officer; and

•	Robert Yocher, Senior Vice President, Regulatory and Quality Assurance.

This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding our business objectives and anticipated achievement under existing and future compensation programs. Actual compensation programs that we may adopt in the future may differ materially from currently planned programs as summarized in this discussion.

Compensation Discussion & Analysis

Our executive compensation programs are intended to align our named executive officers’ interests with those of our stockholders by rewarding performance for the achievement of goals established by the compensation committee. These goals are set with the objective of increasing stockholder value. Our named executive officers’ total compensation is comprised of a mix of base salary, annual (or short-term) cash incentive compensation and long-term equity incentive awards. In line with our overall pay for performance philosophy, the total compensation received by our named executive officers will vary based on individual and corporate performance measured against annual performance goals. Additionally, because a large percentage of our named executive officers’ pay is comprised of equity compensation, their overall compensation increases with increases in our stock price.

EXECUTIVE SUMMARY

In 2011, our business objectives primarily related to readying ourselves for the regulatory review and anticipated launch in the U.S. of the HeartWare® Ventricular Assist (HVAD) System and commencement of human clinical trials for our new miniaturized ventricular assist device (MVAD). Selected highlights of our company performance and key accomplishments and events for 2011 include:

2011 Business Highlights

•	completed enrollment in the 94-patient allotment granted by the Food and Drug Administration under the Continued Access Protocol for our U.S. bridge-to-transplant clinical study

•	continued enrollment under our 450-patient destination therapy clinical study, the ENDURACE trial, ending the year with 311 patients enrolled

•

continued expansion of our infrastructure to support commercial activity, including enhancing a European distribution facility and adding a second manufacturing and development facility in Miami Lakes, Florida

•	appointed additional key members to our executive team

2011 Financial Results

•	net revenues for 2011 increased by 50% to approximately $82.8 million compared to approximately $55.2 million in 2010

•	gross margin percentage for 2011 improved by approximately 4% to 60% compared to 56% for 2010

•	unit sales of the HVAD System in 2011 increased nearly 50% to 932 units worldwide compared to 2010

•	our investment in research and development increased in 2011 by approximately 51% compared to 2010 and accounted for approximately 54% of our operating expenses

2011 Executive Compensation Decisions

Our compensation philosophy is to target executive compensation for our named executive officers between the median and 75th percentile of market. We compare our executive compensation programs to market by reviewing data generally derived from a comparator group of similarly situated companies in the healthcare equipment and medical device industries selected primarily on the basis of our business, competitors and market capitalization. In 2010, with the assistance of its independent compensation consultant, Pearl Meyer & Partners (PM&P), the compensation committee compared our executive compensation program to market and found that our pay levels were generally below our targeted percentiles. In late 2010 and early 2011, the committee began to take action to transition executive compensation pay elements to target positioning as part of a multi-step plan which was anticipated to be completed in early 2012. The decline in our stock price in 2011 caused a corresponding decline in our market capitalization. While we have reviewed and confirmed the appropriateness of our comparator group for use in making 2011 and 2012 executive compensation decisions, the compensation committee considered the decline in market capitalization along with other factors when making compensation decisions in late 2011. The key changes to our executive compensation program in 2011 include:

•

In early 2011, base salary and target bonus opportunities increased for our named executive officers (other than Mr. Knopf and Mr. Yocher) based on 2010 performance and as part of a multi-step plan to transition total cash (base salary plus targeted annual bonus) and total direct compensation (total cash plus all long-term equity awards) to target market positioning by 2012. Base salary increases for our named executive officers ranged from approximately 12% to 18% compared to the prior year and target bonus opportunity as a percentage of base salary increased between 5% and 10% depending on the executive’s position.

•

In light of the decline in our market capitalization and the actual and anticipated increases in our operating expenses for 2011 and 2012, in December 2011 the compensation committee determined not to complete the transition to executive compensation pay elements to target market percentiles by early 2012 as originally anticipated. Rather, the compensation committee approved modest base salary increases between 1.85% and 5% for our named executive officers (other than Mr. McIntyre) in December 2011 based on individual performance and other factors described more fully below.

•

Short-term incentives in the form of annual cash bonuses were awarded to our named executive officers under our 2011 Bonus Plan for Executive Officers based upon achievement of certain pre-established corporate and individual performance goals. Despite achievements, we met only 78% of our 2011 performance goals under this incentive program and consequently our pay for performance discipline resulted in compensation paid to our named executive officers for 2011 below the compensation targeted for each named executive officer.

•

In December 2011, long-term incentives in the form of restricted stock units were awarded to each of our named executive officers (other than Mr. McIntyre and subject to stockholder approval in the case of Mr. Godshall) as part of our annual long-term incentive program. The value of the equity awards were granted at levels consistent with total direct compensation target market percentiles under our compensation philosophy in amounts ranging from 1x to 4x our named executive’s base salary.

Pay for Performance

Our compensation philosophy strongly supports a pay for performance culture and our programs are designed to reward our executives when their performance is in alignment with our corporate performance. For example, in 2011 our CEO’s pay declined in tandem with our stock price. The chart below demonstrates that our Total Shareholder Return (“TSR”) and CEO pay (as disclosed in the Summary Compensation Table) has fluctuated in alignment with each other since February 2009 when we were first listed on the NASDAQ Stock Market. Specifically, pay levels in 2010 were supported by exceptionally strong returns to stockholders in that year, while less than expected returns to stockholders resulted in lower pay levels for the CEO in 2011. Notably, even though our one-year TSR as of December 31, 2011 was negative, our total cumulative TSR was approximately 156% for the period from when we joined the NASDAQ Stock Market on February 25, 2009 through December 31, 2011. (2009 TSR has been measured over the period beginning in February 2009 and ending in December 2009; and 2010 and 2011 performance reflects full years of TSR performance ending in December 2010 and December 2011, respectively).

In addition, we looked at how our one- and three-year CEO pay (as disclosed in the Summary Compensation Table) and one- and three-year TSR performance as of December 31, 2011 compares with CEO pay and TSR performance of our comparator companies (which are discussed in detail under the caption “Market Competitiveness – Benchmarking” below). Since we joined the NASDAQ Stock Market in February 2009, the three-year TSR in this analysis reflects a 34-month period for us and our comparator companies. As shown in the chart below our pay for performance alignment is within the high performance and high pay quadrant. This supports the effectiveness of our compensation program and underlying pay for performance philosophy.

Effective Executive Compensation Governance Policies and Practices

Our executive compensation program incorporates the following governance practices to support alignment of our executives’ interests with those of our stockholders. Key features include:

•	annual cash incentives are tied to achievement of pre-established corporate and individual objectives (pay for performance)

•	the majority of our executives’ compensation is performance-based or “at-risk”

•	we do not provide perquisites to our executives, other than relocation assistance on a very limited basis to individual employees depending on specific circumstances

•

employment agreements with our named executive officers provide for “at will” employment, do not have a fixed term or guaranteed salary increases and bonuses, and provide certain protections to us for a period of time following an executive’s termination

•	cash severance payments require a “double-trigger” in the event of change in control of the company

•	we do not pay special executive excise tax gross-ups on payments made in connection with an executive’s termination due to a change in control or for any other reason

•	our compensation committee regularly engages an independent compensation consultant who does not perform consulting or other services for the company

•	we compare our executive compensation programs to programs offered by companies in our comparator group and other relevant data

•	we conduct an annual review of our executive compensation program, including a review of our compensation-related risk profile

•

our executive officers and directors are prohibited from entering into speculative or hedging transactions with our stock and from pledging shares of our stock as collateral for a loan (except in very limited circumstances that require pre-approval by the company)

•	dividends and dividend equivalents are not issued on unvested stock options, SARs or performance-based restricted stock units

•	our compensation committee is comprised entirely of independent directors

Say on Pay Feedback from Stockholders

At our 2011 annual meeting, we submitted our executive compensation program to an advisory vote of our stockholders and it received the support of approximately 92% of the total votes cast (excluding abstentions and broker non-votes). The compensation committee has considered this voting result, and given the overwhelming stockholder support of our compensation programs, the compensation committee has not made any pay decisions or plan design changes directly in response to the vote. The board of directors and the compensation committee values the opinions of our stockholders, and will continue to consider the outcome of the vote when making future compensation decisions for our named executive officers. Also at the 2011 annual meeting, a majority of our stockholders supported holding our say on pay vote annually despite our board’s recommendation to conduct the say on pay vote every three years. As evidence of our commitment to our stockholders, the board considered the outcome of the frequency vote and determined that we will submit a say on pay advisory vote to our stockholders on an annual basis.

Chief Financial Officer and Chief Operating Officer Transition

In October 2011, we announced that David McIntyre had advised us of his intention to relocate with his family back to Australia and ultimately leave the company. Effective December 30, 2011, he transitioned from his role as HeartWare, Inc.’s Executive Vice President, Chief Financial Officer and Chief Operating Officer and became a Special Assistant to the Chief Executive Officer employed on a part-time basis by our Australian subsidiary, HeartWare Pty Limited. In this capacity, Mr. McIntyre will assist with our Australian operations and investor relations as needed through December 30, 2012. In connection with Mr. McIntyre’s transition, we entered into a supplement to his employment agreement on December 26, 2011 setting forth the terms of his transition and confirming the payments he is entitled to receive in connection with his termination. See “—Transition of Chief Financial Officer and Chief Operating Officer” below for a description of this agreement.

DETERMINING EXECUTIVE COMPENSATION

Our Compensation Objectives and Philosophy

Our compensation committee is responsible for formulating and establishing our overall compensation objectives and philosophy with respect to our executive officers. We believe that a strong executive management team comprised of highly qualified executives with key skills and experience in the development, manufacture and sale of medical devices and other relevant disciplines is critical to the development and growth of our business and to increasing stockholder value. Our executive compensation programs are therefore designed to provide competitive pay opportunities that emphasize pay-for-performance by rewarding our executives for exceptional individual and corporate performance. Accordingly, a key objective of our executive compensation program is to attract and retain talented and experienced individuals, while motivating them to perform and make decisions consistent with our business objectives, goals and culture — all while maintaining a balance among base salary, annual incentive cash bonuses and long-term equity incentive awards to mitigate risk-taking at the expense of the company and its stockholders. Achievement of our short-term objectives is rewarded through annual cash incentives, while long-term equity incentive awards encourage management to focus on our long-term goals. For each executive, the amount of pay that is actually realized is primarily driven by corporate performance and each executive’s personal contribution to that performance.

In late 2009, working together with its independent compensation consultant, the compensation committee established a compensation philosophy which is intended to bring elements of executive compensation for our named executive officers in line with the median and 75th percentiles of “Market” (described under “-Market Competitiveness – Benchmarking” below). Our current philosophy is: (a) target base salaries between the median and the 75th percentile of Market salaries with the 75th percentile targeted for the top three executives and more towards the median for the remaining executives; (b) total annual cash, which is defined as the sum of base salary and targeted annual bonus for our named executive officers should approach the 75th percentile of the Market; and (c) total direct compensation, which is defined as total cash compensation plus all long-term incentive awards, for our named executive officers should be broadly in-line with the 75th percentile of the Market over time and subject, in each case, to the relevant individual’s capacity to continue to act as a key performer for the company.

The compensation committee believes (and its independent compensation consultant confirms) that setting target pay above median levels is reasonable in light of the growth stage of our company and because our revenues have yet to reflect our value. We also believe that given the growth stage of our company and the market in which we compete for executive talent, our compensation programs must offer sufficient incentives in order to attract and retain key leaders. We compete for executive talent along with other medical device companies that are more established than us, have more diverse and a larger number of product offerings available for sale in more markets and have had a longer history of generating revenues and earnings, and therefore we may be perceived by executive candidates as having a higher risk profile than other more established medical device companies.

Our executive compensation philosophy is not the only factor considered by the compensation committee in establishing executive compensation. The committee also considers the breadth of responsibilities of each of our executive officers, as well as each executive officer’s contribution to our performance, in determining the appropriate level of compensation.

Participants in the Decision Making Process

Role of the Compensation Committee

Our compensation programs (including equity compensation) are overseen and administered by the compensation committee of the board of directors. The compensation committee is composed entirely of independent, non-management directors.

In addition to determining and then reporting to the full board generally on our overall compensation strategy for all employees, the compensation committee makes specific decisions regarding compensation packages and other terms of employment for our senior executive officers, including our named executive officers. At least annually, the compensation committee conducts a review of our executive compensation programs (including a risk review), approves the performance goals for our incentive compensation programs and evaluates performance at the end of each performance period. In the course of its regular and annual reviews, the compensation committee considers our current compensation programs and whether to modify them or introduce new programs or elements of compensation in order to better meet our overall compensation objectives and address feedback we have received from the results of our annual say on pay vote. In some cases, the committee will ask the full board to consider its recommendations and make the final determination regarding our executive compensation programs. The full board (other than Mr. Godshall) approves compensation arrangements for our Chief Executive Officer.

The compensation committee meets periodically in executive session without management present. The compensation committee has the authority to select, retain and terminate special counsel and other experts (including compensation consultants), as the committee deems appropriate.

Role of Executive Officers

While the approval of our overall compensation philosophy and executive compensation determinations are solely the responsibility of the compensation committee and the board, the committee looks to certain of our officers, including our Chief Executive Officer, General Counsel and Vice President of Human Resources to work within the compensation philosophy to make recommendations with respect to program design, overall guidelines and specific compensation decisions. In addition, from time to time, the compensation committee requests that senior management obtain information on behalf of the compensation committee in order to assist the compensation committee with its decision-making.

The Chief Executive Officer interfaces and negotiates new executive officer compensation packages with prospective executives (often after consultation with the chair of the compensation committee) which are later recommended to the compensation committee for approval. He also assists the committee by initially developing and then recommending to the committee our annual corporate performance goals and the individual performance goals for our executive officers. He provides the board and the compensation committee with his perspective on the performance of our executive officers, other than himself, as part of our annual personnel review. The compensation committee believes that the Chief Executive Officer is in the best position to assess the performance of our executives (other than himself), and he accordingly plays an important role in the compensation setting process. The Chief Executive Officer is not present during any discussions regarding his own compensation. Decisions about individual compensation elements and total compensation, including those related to the Chief Executive Officer, are ultimately made by the compensation committee using its judgment, focusing primarily on both the executive officer’s and the company’s current and anticipated overall performance.

Role of Independent Compensation Consultants

Since late 2009, our compensation committee has engaged PM&P, a specialist in United States-based compensation practices, as its independent compensation consultant. PM&P has assisted the compensation committee with establishing our comparator group of companies, selecting relevant market data from which we compare and design our executive and director compensation programs, recommending adjustments to our executives’ and directors’ compensation, providing regulatory updates and tracking governance and best practices trends. At the request of the committee, PM&P reviewed relevant compensation information, data and trends and made recommendations for changes to (i) our director compensation program for 2010 and 2011, (ii) our executive compensation programs for 2010 and the multi-step transition to target market positioning for 2011 and 2012, and (iii) our comparator group for each year beginning with 2010. PM&P has not provided any services directly to management since their initial engagement by the compensation committee in 2009.

Factors Considered in Determining Executive Compensation

Market Competitiveness—Benchmarking

In making its compensation determinations, the compensation committee annually reviews the total compensation that our named executive officers are eligible to receive against Market data. When referring to the “Market”, we mean a blend of data from a group of companies we call our “comparator group” and data derived from the composite of three confidential life science surveys provided by PM&P. Compensation paid to executives at individual companies participating in these surveys was not material to ultimate decisions made by the committee.

During the Summer/Fall 2010, the compensation committee approved our 2011 comparator group which is comprised of 12 healthcare equipment and supplies companies. At the time of this review, median and 75th percentile market capitalization of the comparator group was approximately $1.1 billion and $1.4 billion, respectively. The primary measure for selecting similarly situated companies to be included in our comparator group is market capitalization. While our revenues and employee size were among the lowest among the comparator group, our market capitalization was approximately $1.0 billion and positioned close to the median of this group. Additionally, at the time of the review, our one-year TSR was 151% relative to one-year TSR of 40% to 57% at the median and 75th percentile, respectively, of the comparator group. In consultation with PM&P, the committee determined that using market capitalization as a primary measure for selecting our comparator group is reasonable and appropriate in light of the growth stage of our company and since we believe our revenues do not reflect our value.

The companies listed below constituted our 2011 comparator group:

AGA Medical Holdings, Inc.	Cyberonics, Inc.	Nxstage Medical, Inc.
Align Technology, Inc.	Integra LifeScience Holdings Corp.	Orthofix International, N.V.
American Medical Systems Holdings, Inc.	Masimo Corporation	Thoratec Corporation
ArthroCare Corporation	NuVasive, Inc.	Volcano Corporation

2011 compensation decisions were based on a benchmarking review against our comparator group conducted in 2010 prior to the acquisition of AGA Medical Holdings, Inc. on November 19, 2010 and American Medical Systems Holdings, Inc. on June 20, 2011. While pay data for these companies were included in the 2011 comparator group, it will be excluded going forward.

The composition of our 2011 comparator group was updated in late 2010 to adjust for the significant increases in our revenues and market capitalization (which had significantly increased in one year’s time). The comparator group that we used in evaluating our executive compensation for 2010 was also comprised of 12 healthcare equipment and supplies companies but whose market capitalization at the median and 75th percentile was approximately $290 million and $350 million, respectively. All of the companies in our 2011 comparator group are different from those comprising the 2010 comparator group except for Cyberonics, Inc. and Volcano Corporation. The changes to our 2011 comparator group did not have any impact on the target percentiles that we used to determine executive compensation; however the amount of market pay levels increased substantially due to the difference in size of the companies in our 2011 group.

Use of Comparator Group for 2011 Executive Compensation Decisions

In late 2010, PM&P reported to the compensation committee the results of its review of our named executive officers’ compensation against the Market (as updated to include our 2011 comparator group).

After considering PM&P’s findings and our compensation objectives and philosophy, the compensation committee took actions intended to bring our named executive officers’ compensation closer to target Market positioning. Specifically, the compensation committee (1) in late December 2010 approved a single equity grant to each of the named executive officers holding office at the time (subject to stockholder approval in the case of Douglas Godshall which was received in May 2011) to make these levels consistent with target Market positioning, and (2) determined to transition cash levels (base salaries and annual incentive targets) to target Market positioning over two years beginning in 2011. In early 2011, the compensation committee completed the first phase of this transition plan and approved incremental base salary adjustments in January and increases to target bonus percentages in February to our named executive officers (other than Mr. Knopf and Mr. Yocher).

Annual Review of Comparator Group

In September 2011, the compensation committee asked PM&P to review the 2011 comparator group in light of our current business, competitors and market capitalization to determine whether any changes should be made to the group for purposes of determining 2012 compensation. After discussions with PM&P, the compensation committee approved the 2011 comparator group for use in 2012 (after removing AGA Medical Holdings, Inc. which was acquired in late 2010 and American Medical Systems Holdings, Inc. which was acquired in 2011), and plans to revisit the composition of the comparator group in 2012.

Mix of Current and Long-Term Compensation

Because the successful operation of our business requires a long-term approach, one of the important components of our compensation program is long-term compensation by means of long-term equity incentive awards. The compensation committee believes that the incorporation of a long-term compensation element aligns our executive officers’ interests with the economic interests of our stockholders, reflects our business model and further supports our pay for performance philosophy.

Impact and Mix of Cash vs. Non-Cash Compensation

The compensation committee considers both the cost and the motivational value of the various components of compensation. The compensation committee has determined that current compensation--base salary and annual bonuses--should be delivered in cash, but that long-term incentive compensation should include stock-based compensation so that the long-term financial rewards available to senior management are linked to increases in our value over the long-term. The compensation committee believes that this also aligns the executive officers’ interests with the economic interests of our stockholders.

In 2011, as reflected in the following charts, the compensation committee awarded the majority of each of our named executive officer’s total direct pay opportunity in the form of:

•	Long-term equity incentive compensation (restricted stock units and stock options) as compared to annual or short-term compensation (base salary and annual incentive)

•	“At-risk” pay (target annual incentive, restricted stock units and stock options) as compared to fixed pay (base salary)

The charts above include the following 2011 pay elements:

•

With respect to our CEO, 2011 annual rate for base salary, target bonus and 2011 restricted stock unit award (which is subject to stockholder approval at this 2012 annual meeting and if approved will be reported in our 2012 Summary Compensation Table).

•

With respect to our other named executive officers, 2011 annual rate for base salary, target bonus and the restricted stock unit and stock option awards granted during 2011 (which are included in the 2011 Summary Compensation Table because they were granted during the year).

Corporate and Individual Performance Considerations

Our policy is to reward our top performers and provide compensation opportunities that are based upon company performance, their individual performance, and their contribution to company performance. In determining 2011 compensation, the compensation committee also considered these performance factors when approving adjustments to the compensation of our executive officers.

DETAILED INFORMATION ABOUT COMPENSATION ELEMENTS

Elements of 2011 Compensation

Compensation packages are set at levels intended to attract, retain and motivate executives capable of managing our diverse operations and achieving our strategic objectives. Elements of our overall executive compensation program include:

•	Base salary;

•	Annual cash incentive compensation (bonus);

•	Long-term equity incentive compensation (including consideration of stock options or restricted stock units or some combination thereof);

•	Severance and change in control benefits; and

•	Participation in company benefit plans.

Under our compensation philosophy, we compare certain of these elements to market data. In particular, we compare base salary, total cash (base salary plus annual incentive targets) and total direct compensation (total cash plus long-term incentives) to market.

Base Salary

Base salary is a significant component in executive compensation and is used to provide our named executive officers a stable source of income. The base salary for each executive is initially established through negotiation with our Chief Executive Officer or, in the case of the Chief Executive Officer, the Chairman of our board. Base salaries are set in accordance with our objectives and philosophy as discussed above, and by reference to the scope of the executive’s responsibilities, the difficulty in replacing the executive and the extent of the executive’s ongoing contributions to achieving our strategic goals. Other relevant considerations include perceived long-term value to the company, succession planning, retention, the executives’ compensation history, internal alignment and inflation. Each year, the compensation committee determines whether to approve merit or other increases to our executive officers’ base salaries based upon our performance, their individual performance, changes in duties and responsibilities, the recommendations of our chief executive officer (except for purposes of determining his own salary) and our compensation philosophy. While base salaries are reviewed annually, they do not automatically increase. The committee generally implements any base pay increases on a calendar year basis.

2011 Base Salary Decisions. On January 13, 2011, our compensation committee increased 2011 base salaries for executive officers for 2010 performance based in part to reflect the considerable achievements of these executives in 2010 and to acknowledge the significant efforts required in the future as the company moves towards U.S. commercialization of its HVAD System. The increases also reflected the first phase of the committee’s desire to transition, over a two-year period, the base salaries for the top three executives to the 75th percentile of market (which had increased compared to 2010 targets due to the change in the comparator group used in 2011 compared to 2010). Adjustments to base salaries (rounded to the nearest thousand) were made for the following top three named executive officers in 2011:

	September 30,	September 30,	September 30,
	2010 Base Salary	% Increase	2011 Base Salary
Douglas Godshall	425,000	17.65%	500,000
David McIntyre	358,000	11.73%	400,000
Jeffrey LaRose	280,000	12.50%	315,000

In March 2011, Lawrence Knopf joined our executive team as our Senior Vice President and General Counsel and his initial base salary was set at $310,000 by the compensation committee. In June 2011, Robert Yocher joined our executive team as our Senior Vice President, Regulatory and Quality Affairs and his initial base salary was set at $270,000 by the compensation committee. In each case, the initial base salary amounts resulted from negotiations between the executive and Mr. Godshall (after consultation with the chair of the compensation committee) prior to their commencement dates. In approving each of Mr. Knopf’s and Mr. Yocher’s base salary, the compensation committee took into account their level of experience, the complexity of the respective role, the base salary and overall compensation at their previous employers, anticipated contributions to the company and other factors described above.

In December 2011, our compensation committee approved merit adjustments for our named executive officers for 2012. In light of the decrease in our market capitalization and the actual and anticipated increases in our operating expenses for 2011 and 2012, the compensation committee elected not to complete the transition to target market base salary percentiles as originally anticipated earlier in the year. However, the compensation committee considered individual and corporate performance for 2011 and approved modest increases in base salaries for each of our named executive officers (except Mr. McIntyre). In making base salary adjustments for each named executive officer, other than the Chief Executive Officer, the compensation committee reviewed the Chief Executive Officer’s evaluation of the officer’s individual performance for the prior year. In making base salary decisions for the Chief Executive Officer, the board of directors reviewed the Chief Executive Officer’s individual performance for the prior year. The following adjustments were made to the base salaries (rounded to the nearest thousand) of our named executive officers (other than Mr. McIntyre) in December 2011 effective for 2012:

	September 30,	September 30,	September 30,
	2011 Base Salary	% Increase	2012 Base Salary
Douglas Godshall	$500,000	5.0%	$525,000
Lawrence Knopf	$310,000	2.9%	$319,000
Jeffrey LaRose	$315,000	2.9%	$324,000
Robert Yocher	$270,000	1.9%	$275,000

Mr. McIntyre did not receive a merit adjustment in anticipation of his transition from his role as our Chief Financial Officer and Chief Operating Officer effective December 30, 2011.

In 2011, excluding Mr. McIntyre, annualized base salaries ranged from 12% to 19% of the total direct compensation for each of our named executive officers (since Mr. McIntyre did not receive equity grants in 2011, his base salary was 65% of his total direct compensation in 2011). Base salaries for Mr. Godshall and Mr. LaRose are approximately 12% and 5% below target market positioning, and base salaries for Mr. Knopf and Mr. Yocher are relatively in line with target market positioning.

Short-Term Incentive Compensation

Short-term incentive compensation or bonuses are an important element of our pay-for-performance compensation strategy. Incentive compensation, subject to corporate cash flow and overall working capital requirements, is used to attract new executives and to reward the achievement of significant individual and corporate objectives thereby aligning executives and stockholder goals. Bonuses are paid in cash in an amount reviewed and approved by our compensation committee.

2011 Annual Bonus Program

In February 2011, the board approved our 2011 Bonus Plan for Executives. Under this plan, annual cash bonus amounts are determined based on achievement of certain pre-established performance objectives set at the beginning of the performance period. The named executive officer’s target bonus opportunity is expressed as a percentage of base salary and was initially determined using the benchmark data provided by PM&P together with an assessment of the executive’s position and individual performance during the annual review process. In February 2011, target bonus as a percentage of base salary was adjusted upwards for our named executive officers (other than Mr. Knopf and Mr. Yocher) to bring total cash compensation (base salary plus target annual bonus) in line with the committee’s overall compensation philosophy of transitioning this pay element closer to target market positioning.

An executive’s target bonus opportunity is also weighted between the achievement of corporate and individual performance goals. The relative weight applied for each executive varies with each position and individual and is set based upon the executive’s ability to directly influence corporate performance as determined within the sole discretion of the compensation committee.

The February 2011 adjustments to target bonus opportunity along with the respective weightings of corporate performance goals and individual goals for our named executive officers are listed below:

	September 30,	September 30,	September 30,	September 30,
	2010	2011
	Target	Target
	Annual	Annual	2011 Weighting
	Bonus (% of Base Salary)	Bonus (% of Base Salary)	Performance Goals	Individual Goals
Douglas Godshall	55%	65%	100%	0%
David McIntyre	50%	55%	50%	50%
Lawrence Knopf	—	40%	75%	25%
Jeffrey LaRose	40%	45%	50%	50%
Robert Yocher	—	40%	50%	50%

2011 Performance Goals. In early 2011, the committee established 2011 performance goals for management, including the named executive officers based on a formula that takes into account our achievement of certain corporate business objectives (the “Performance Goals”) and the achievement by the named executive officer of certain individual objectives, each of which objective is assigned a weighted value by the compensation committee. Due to our inability to predict or influence the timing of the FDA’s decision to approve our application for HVAD System Pre-Market Approval (PMA) or to convene a panel to review our PMA, the compensation committee adopted two sets of Performance Goals for 2011 (described below under “2011 Annual Performance Goals Results”). The first set of Performance Goals was to be used if either we received FDA approval or a favorable recommendation following a panel review of our HVAD System PMA. The second set of Performance Goals was to be used if neither event occurred during the year. The differences between the two sets of Performance Goals primarily related to the relative weighting of the objectives and the nature of the regulatory objective described below. The target bonus opportunity for each named executive officer was the same under both sets of 2011 Performance Goals. The compensation committee intended by establishing the two sets of 2011 Performance Goals to align our executives’ corporate performance objectives with the company’s business objectives throughout this uncertain year. In 2011, our HVAD System PMA was neither reviewed by a panel nor approved by the FDA. Accordingly, performance for 2011 was evaluated based on the second set of Performance Goals described below.

2011 Individual Goals. The compensation committee also approved individual objectives for each of our named executive officers other than Mr. Godshall whose 2011 performance was based entirely on the achievement of corporate performance goals. Mr. McIntyre’s goals were primarily focused on audit readiness, regulatory compliance, increasing production capacity and achieving certain financial objectives. Mr. LaRose’s 2011 goals were primarily focused on supporting regulatory review of our HVAD system, quality assurance initiatives and achieving particular milestones relating to development of our MVAD system. Mr. Knopf’s 2011 goals (which were established shortly after joining our company) were primarily focused on developing and implementing certain legal strategies, health care compliance initiatives and integrating his role within the organization. Due to the timing of commencement of his employment during the year, the compensation committee did not establish specific performance goals for Mr. Yocher, however determined his performance would be evaluated based upon his effective integration of his role within the organization for the balance of the year.

2011 Annual Bonus Payments. In December 2011, the compensation committee discussed with the chief executive officer the company’s performance against the 2011 Performance Goals and the individual performance of the named executive officers for 2011. In accordance with our agreement with Mr. McIntyre, he was entitled to receive his 2011 annual cash bonus on or before December 30, 2011. To comply with the terms of Mr. McIntyre’s agreement, the compensation committee made determinations as to achievement of the 2011 Performance Goals and Mr. McIntyre’s individual performance in December 2011. The committee determined the partial achievement of the Performance Goals and Mr. McIntyre’s individual objectives. The compensation committee reconvened in January 2012 to certify the partial achievement of the Performance Goals and individual objectives for the remaining named executive officers. The annual bonuses actually paid represent the compensation committee’s decision to pro rate achievement of two Performance Goals and several individual goals which were not fully satisfied. This resulted in 78% Performance Goal achievement, and between 93% and 100% for individual named executive officer achievements (other than Mr. Godshall).

2011 Performance Goals Results

The achievement of the 2011 Performance Goals approved by the compensation committee are listed below.

	September 30,	September 30,
Goal	Weighting	Actual
Pass all regulatory audits or resolve any major findings from audits	10%	10%
Achieve specified number of international revenue units with minimum gross margin target	20%	20%
Reach specified milestones with respect to next generation MVAD pump	25%	6%
US launch readiness	20%	20%
Enroll specified number of patients in ENDURANCE trial	15%	12%
Consume less than specified cash use target	10%	10%

The information listed below reflects the actual amounts earned by our named executive officers for 2011 performance under the plan in comparison to each named executive officer’s target bonus opportunity.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Target Annual Bonus ( $)	2011 Corporate Achievement	2011 Weighting of Performance Goals	2011 Individual Achievement	2011 Weighting of Individual Goals	2011 Actual Bon us
Douglas Godshall	$325,000	78%	100%	—	0%	$253,500
David McInyre (1)	$220,000	78%	50%	96%	50%	$191,400
Lawrence Knopf (2)	$124,000	78%	75%	96%	25%	$102,300
Jeffrey LaRose	$141,750	78%	50%	93%	50%	$121,196
Robert Yocher (3)	$54,000	78%	50%	100%	50%	$51,088

(1)	Bonuses were paid to Mr. McIntyre in December 2011 and to each other named executive officer in January 2012.

(2)	Under our 2011 Bonus Plan for Executive Officers, if an eligible employee joins the company before March 31 of a given year, he or she may participate fully in the plan. Mr. Knopf joined the company on March 28, 2011 and was eligible for full participation in the plan for 2011.

(3)	Mr. Yocher joined the company on June 20, 2011 and was eligible to participate in the plan on a pro-rated basis.

Other Bonuses

Lawrence Knopf

In 2011 under the terms of his proposed employment agreement, the compensation committee considered the recommendation of the chief executive officer and approved a one-time $10,000 signing bonus for Mr. Knopf as an inducement for him to join our company. The decision to offer this signing bonus resulted from negotiations between Mr. Godshall and Mr. Knopf and is consistent with our objectives to offer compensation that attracts highly qualified leaders.

Douglas Godshall

In considering Mr. Godshall’s 2011 performance and the amount he earned under our 2011 annual bonus program (which was based only on achievement of corporate performance goals), the compensation committee approved for Mr. Godshall a special bonus in the amount of $21,500 in recognition of his 2011 achievements and efforts in preparing the company for the U.S. commercialization of the HVAD System and the development of our next generation product, the MVAD. The compensation committee believes this special bonus was appropriate to recognize the critical nature of Mr. Godshall’s role and the continued efforts required of him over the near-term. The compensation committee further determined that for 2012 Mr. Godshall’s bonus would be weighted so that 80% would be linked to achievement of corporate performance goals and 20% would be linked to achievement of individual performance goals. The committee believes this is appropriate and in line with its objective to reward executives for achievement of both corporate and individual performance.

In January 2012, the compensation committee considered its philosophy and the individual performance of its named executive officers, and adjusted the target bonus as a percentage of base salary upwards for Mr. Godshall and Mr. LaRose to bring total cash compensation (base salary plus target annual bonus) more in line with target market positioning (the 75th percentile of market for Mr. Godshall and Mr. LaRose and the median of market for Mr. Knopf and Mr. Yocher). The effect of these increases also increases the amount of overall pay opportunity for 2012 which is linked to corporate and individual performance. The information provided below reflects 2012 target bonus opportunity for each of the named executive officers:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2012
	Target Annual	Target Annual	2011 Weighting		2012 Weighting
	Bonus (% of	Bonus (% of	Performance	Individual	Performance	Individual
	Base Salary)	Base Salary)	Goals	Goals	Goals	Goals
Douglas Godshall	65%	75%	100%	0%	80%	20%
Lawrence Knopf	40%	40%	75%	25%	75%	25%
Jeffrey LaRose	45%	50%	50%	50%	50%	50%
Robert Yocher	40%	40%	50%	50%	50%	50%

Long-term Equity Incentive Compensation

Consistent with our compensation objectives and philosophy discussed above, executives are granted long-term equity incentive awards to create incentives for employee retention and to align the executive’s goals with those of our stockholders. Long-term incentives also support our compensation philosophy and are consistent with our overall objectives to attract, retain and motivate our executives. Equity awards may be granted in the form of stock options or Restricted Stock Units (“RSUs”), or a combination thereof. The compensation committee considers granting long-term incentive awards to executive officers upon commencement of employment and as part of our annual employee personnel review process which generally occurs in December of each year. In 2011, all long term equity incentive awards in connection with our annual program were granted in the form of RSUs under our 2008 Stock Incentive Plan. The RSUs vest in four equal annual installments beginning with the first anniversary of the compensation committees approval on December 21, 2011.

Vesting of Performance-Based RSUs in 2011

In August 2008, the compensation committee approved for each of Messrs. Godshall, McIntyre and LaRose a performance-based restricted stock unit award under the HeartWare International Restricted Stock Unit Plan. Mr. Godshall’s award was approved by our stockholders at our 2009 annual meeting. Under the terms of these awards, RSUs vest in three installments provided the executive officer is employed with us on the vesting date (except that the RSUs will vest upon the executive’s death, disability, position elimination or upon a change in control of the company). The first installment of the August 2008 award representing 50% of the RSUs granted vested in February 2010 upon completion of enrollment of our Bridge-to-Transplant clinical trial in the United States. In February 2011, the second installment representing 25% of the of the award vested upon the one year anniversary of the completion of enrollment of our Bridge-to-Transplant clinical trial in the United States. The final installment representing 25% of the award will vest upon receipt of FDA approval to use the HVAD pump as a Bridge-to-Transplant therapy in the United States. If the final performance objective is not satisfied by August 13, 2013, the unvested RSUs will be forfeited. Additionally, Mr. McIntyre’s unvested RSUs will be forfeited if the final performance objective is not satisfied by December 31, 2012.

2011 Long-Term Equity Incentive Awards (New Hires)

In May 2011, Mr. Knopf was granted 21,000 RSUs which vest in equal annual installments over four years beginning with the first anniversary of commencement of his employment. In June 2011, Mr. Yocher was awarded 5,000 stock options and 10,000 RSUs with each award vesting in equal annual installments over four years beginning with the first anniversary of the date of grant. The stock options were granted with an exercise price equal to the closing price of our stock on the date of grant and have a ten-year term. The compensation committee upon the recommendation of the chief executive officer approved these awards, determining in each case, they were reasonable and appropriate inducements of employment for Mr. Knopf and Mr. Yocher in light of their experience and anticipated contributions to the long term success of the company.

2011 Long-Term Equity Incentive Awards (Annual Program)

In December 2011, the compensation committee approved RSU awards to all of the named executive officers (other than Mr. McIntyre and subject to stockholder approval in the case of Douglas Godshall), under our annual long-term equity incentive program. The compensation committee elected to use RSUs again for 2011 in order to maximize retention value for our employees, including our named executive officers, given the decrease in our stock price over the last year, to minimize dilution and to conserve the remaining shares available for grant under our 2008 Stock Incentive Plan. The RSUs awards will vest in equal annual installments over four years beginning on December 21, 2012. The amount of each award was determined based upon individual performance and the committee’s overall compensation philosophy of achieving target market positioning for total direct compensation at the 75th percentile of market. The committee approved the following RSU awards on December 21, 2011: Mr. Godshall (36,000 RSUs subject to stockholder approval at this 2012 annual meeting); Mr. LaRose (17,500 RSUs); Mr. Knopf (6,000 RSUs); and Mr. Yocher (4,000 RSUs). As a whole, the awards granted were broadly in line with the 75th percentile of the market for total direct compensation (excluding the effect of new hire equity awards for Mr. Knopf and Mr. Yocher) and each annual award represented between 1x and 4x the named executive officer’s base salary. Mr. McIntyre was not granted an equity award in 2011 in anticipation of his transition from his role as our Chief Financial Officer and Chief Operating Officer effective December 30, 2011.

As discussed above, in December 2011, the board of directors recommended the grant of 36,000 restricted stock units to Mr. Godshall. This grant is subject to stockholder approval as set forth in Proposal No. 5—APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS TO DOUGLAS GODSHALL.

Transition of Chief Financial Officer and Chief Operating Officer

On December 26, 2011, we entered into a letter agreement with Mr. McIntyre which supplemented and amended Mr. McIntyre’s employment agreement then in effect. The supplement provides that effective December 30, 2011 and continuing through December 31, 2012, Mr. McIntyre’s role and responsibilities within the HeartWare Group would transition from Executive Vice President, Chief Financial Officer and Chief Operating Officer employed on a full-time basis by HeartWare, Inc. to Special Assistant to the Chief Executive Officer employed on a part-time basis by HeartWare Pty Limited. In this capacity, Mr. McIntyre will receive an annual base salary of AU$ 50,000. Additionally, we agreed to pay Mr. McIntyre the amount of his 2011 bonus and accrued HeartWare, Inc. vacation time before the effective date of his transition from his role as our Chief Financial Officer and Chief Operating Officer. The annual cash bonus was approved by our compensation committee in December 2011 based upon their determination of partial achievement of individual and corporate goals and subject to the execution of the supplemental employment agreement. Under the terms of the agreement, other than the reimbursement for relocation costs described below, Mr. McIntyre is not entitled to any other payments by the company in connection with his resignation.

Under his employment agreement, upon his termination as our Chief Financial Officer and Chief Operating Officer, for any reason, he is entitled to the following payments and reimbursement of costs associated with his relocation to Australia:

(a)	one home-finding trip,

(b)	actual costs of relocation,

(c)	up to 60 days of temporary accommodation and living,

(d)	certain costs related to the purchase of a new home; and

(e)	a cash payment equal to one month’s base salary to cover miscellaneous out-of-pocket expenses.

In December 2011, we paid Mr. McIntyre $33,333 representing out of pocket relocation expenses equal to one month of his 2011 base salary, $191,400 representing his 2011 cash incentive bonus, and $21,184 representing accrued and unused HeartWare, Inc. vacation. Amounts paid in 2011 to Mr. McIntyre in connection with his transition are reflected in the executive compensation tables and footnotes and under “-Potential Payments Upon Termination or Change in Control” that follow. In 2012, under our agreement with Mr. McIntyre, we paid USD$77,274 for stamp taxes due with respect to the purchase of Mr. McIntyre’s new home in Australia and USD $6,238 for actual relocation costs. We currently believe we have paid or reimbursed Mr. McIntyre for substantially all of the costs described in (a) through (d) above.

HeartWare International Incentive Plans

2008 Stock Incentive Plan. We have adopted the HeartWare International, Inc. 2008 Stock Incentive Plan for the purpose of attracting new executives, retaining existing executives and creating long-term incentives to align executive and stockholder interests. The 2008 Stock Incentive Plan allows for the grant of a variety of equity awards including stock options and RSUs. The plan does not permit payment of dividends on stock options, stock appreciation rights or unvested performance based awards granted under the plan. Additional information about the 2008 Plan can be found in the narrative to our executive compensation tables under the caption “- Long-Term Incentive Plan”. As described in Proposal No. 4—APPROVAL OF HEATWARE INTERNATIONAL, INC. 2012 INCENTIVE AWARD PLAN below, we are requesting stockholder approval of a new 2012 Incentive Award Plan. If the 2012 Plan as approved, no future awards will be granted under the 2008 Plan or any other existing plans, including the HeartWare International, Inc. Restricted Stock Unit Plan and HeartWare International, Inc. Employee Stock Option Plan.

Other Compensation

Retirement and Other Employee Benefits

In the United States, we maintain health, dental and life insurance plans for the benefit of eligible executives. Each of these benefit plans require the executive to pay a portion of the premium, with the company paying the remainder of the premiums. Life, accidental death, dismemberment and disability, and short and long-term disability insurance coverage is also offered to all eligible executives, and we pay these premiums in full. These benefits are offered on the same basis to all employees.

In the U.S., our executives are eligible to participate in a 401(k) retirement plan after 90 days of employment. Commencing in 2010, we established a matching program for all of our employees, including the named executive officers. In Australia, we are legally obligated to contribute “superannuation” at a rate of 9% of annual gross salary for each of our Australian employees. Superannuation is a retirement or pension contribution that is made to a pension fund selected by the employee. The amount is not available to the employee until retirement. Mr. McIntyre will be entitled to superannuation contributions through December 2012 while he is employed by our Australian subsidiary, HeartWare Pty. Limited, as Special Assistant to the Chief Executive Officer.

Perquisites

As a general matter, we do not provide special benefits and perquisites to our named executive officers.

Relocation

We do not maintain a formal relocation policy, but have provided relocation assistance to certain of our employees and executives in limited circumstances. Some executives may, generally on commencement of employment with us, be required to relocate residences in order to fulfill their job responsibilities. In this case, we have agreed to reimburse costs or negotiated a relocation allowance with the relevant executive on a case-by-case basis. Relocation allowances may include our making a contribution toward the cost of relocation, establishment of housing and utilities, travel and in some cases rental assistance. We believe this practice is important in order for us to attract superior executive talent. We did not enter into new relocation arrangements with our executives in 2011. However, certain payments were made to Mr. McIntyre in 2011 and 2012 in connection with his relocation back to Australia. Additional information about relocation assistance we will provide Mr. McIntyre in future periods is contained in “-Transition of Chief Financial Officer and Chief Operating Officer” above and the compensation tables and narrative beginning that follow.

Employment Agreements and Severance Arrangements

All of our named executive officers have employment agreements with us. These contracts do not have a fixed term or provide for guaranteed increases in base salary or bonuses, and the executives serve on an “at will” basis. The employment agreements contain provisions that entitle our executives to certain payments or benefits if their employment is terminated under certain circumstances, including after a “change-in-control” of the company occurs.

We believe that employment agreements provide us with a mechanism to attract and retain our executive officers. The employment agreements provide us with competitive protections through provisions assigning intellectual property to us and restricting our executives from disclosing our confidential information, competing with us or soliciting our employees, clients, customers, vendors or suppliers. In turn, the agreements provide our executives with protection so they are not distracted by their personal, professional or financial situations at a time when we need them to remain focused on their responsibilities. The agreements provide for “double-trigger” severance payments in the event of a change in control and the executive officer is either terminated from his or her position or moved into a position that represents a substantial change in responsibilities within 18 months after the transaction (these payments do not become due unless both events occur). We will not provide tax gross up payments to an executive if a payment upon a change in control would create an excise tax liability to the executive.

The material terms of each named executive officer’s employment agreement, and the payments or benefits which the named executive officers would receive under different termination circumstances, are set forth below in “-Employment Agreements” and “-Potential Payments Upon Termination or Change-In-Control”, respectively.

Tax Considerations

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we can deduct in any one year for compensation paid to the chief executive officer and the three most highly-compensated named executive officers at the end of the year (other than the chief financial officer). However, the $1 million deduction limit does not apply to compensation that is performance-based and provided under a plan that has been approved by our stockholders. While the compensation committee considers the deductibility of awards as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions as noted above and retains the flexibility to grant awards it determines to be consistent with our executive compensation program objectives and philosophy, even if the award is not deductible by the company for tax purposes.

Transactions In Our Securities

Our Insider Trading Policy prohibits our employees, including our executive officers and directors, from engaging in transactions designed to off-set decreases in the market value of our stock, including certain forms of hedging and monetization transactions, such as “zero-cost collars” and “prepaid variable forward contracts.” Our policy also prohibits employees, including our executive officers and directors, from pledging our securities as collateral for a loan except in very limited circumstances which require pre-approval by the company.

Clawback Policies

We currently do not have a formal policy for the recoupment of incentive compensation other than what is currently required by the Sarbanes-Oxley Act of 2002. It is the compensation committee’s intention to develop and implement a recoupment policy after the SEC has issued final regulations (as required under the Dodd-Frank Act) regarding the scope and form of the required clawback policy.

Under our employment agreements with our executive officers, we are entitled to recover any severance payments made to an executive for breach of the non-competition, non-solicitation, non-disparagement and confidentiality restrictive covenants contained in the agreement for established periods of time up to two years following an executive’s termination.

Equity Grant Practices

Our compensation committee typically makes grants of equity awards to our executive officers and directors on an annual basis or in connection with the commencement of an executive’s employment or a director’s initial appointment to the board. Annual equity grants made to our executive officers are usually approved by the compensation committee at regularly scheduled meetings held during the last quarter of each fiscal year, and to our directors at regularly scheduled meetings during the first quarter of the year. Equity grants to new executive officers are approved at the next regular meeting following the executive’s first day of employment, and coincident with the director’s appointment to the board. In accordance with ASX Listing Rule 10.14, all equity grants to our directors including our chief executive officer are subject to stockholder approval and are recommended at the next annual meeting following the compensation committee’s approval of the award. The exercise price of each stock option grant is equal to the closing price of our common stock on the date of the grant.

Share Ownership

We currently do not require our executive officers and directors to own a particular amount of our common stock,. Our compensation committee is satisfied that stock options and restricted stock unit holdings among our directors and officers are sufficient at this time to provide motivation and to align this groups’ interest with those of our stockholders.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed this Compensation Discussion & Analysis with management and, based on such review and discussion, the compensation committee recommends that it be included in this Proxy Statement.

COMPENSATION COMMITTEE

Timothy Barberich (Chairman)
Christine Bennett
Cynthia Feldmann (appointed March 1, 2012)
Denis Wade
Robert Thomas

Summary Compensation Table

The following summary compensation table sets forth compensation information for our last three fiscal years with regard to (i) our Chief Executive Officer, (ii) our Chief Financial Officer and (ii) our other three most highly compensated executive officers during fiscal 2011, to whom we refer to collectively as the “named executive officers.” The components of the total compensation are described below and in more detail in the tables that follow. Please also refer to our Compensation Discussion and Analysis to help you understand the compensation practices and programs resulting in the compensation elements reflected in these tables.

SUMMARY COMPENSATION TABLE

For the Years Ended December 31, 2011, 2010 and 2009

	Septe	Septe	Septe	Septe		Septe	Septe	Septe	Septe
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(3)	Non-Equity Incentive Plan Comp. ($)(5)	All Other Comp. ($)(6)	Total ($)
Douglas Godshall	2011	497,115	21,500	1,773,775	(4)	—	253,500	9,800	2,555,690
President & Chief Executive Officer	2010	437,500	215,000	6,848,400	(4)	—	—	8,846	7,509,746
	2009	373,077	600,000	742,270	(4)	—	—	—	1,715,347

David McIntyre (1)	2011	406,076	—	—		—	191,400	72,850	670,326
Former Chief Financial Officer &	2010	371,769	171,840	1,118,125		—	—	6,495	1,668,229
Chief Operating Officer	2009	248,077	400,000	2,030,000		—	—	111,158	2,789,235

Lawrence Knopf (7)	2011	232,500	10,000	2,069,190		—	102,300	5,246	2,419,236
Senior Vice President, General Counsel

Jeffrey LaRose	2011	313,654	—	1,195,775		—	121,196	9,800	1,640,425
Chief Scientific Officer	2010	290,769	96,768	1,001,840		—	—	8,089	1,397,466
	2009	253,846	200,000	1,260,000		—	—	—	1,713,846

Robert Yocher (7)	2011	140,192	—	1,022,120		209,438	51,088	—	1,422,838
Senior Vice President, Regulatory and Quality Assurance

(1)	In October 2011, we announced that Mr. McIntyre advised us of his intention to relocate with his family back to Australia and ultimately leave the company. Effective December 30, 2011, he transitioned from his role as HeartWare, Inc.’s Executive Vice President, Chief Financial Officer & Chief Operating Officer and became a Special Assistant to the Chief Executive Officer employed on a part-time basis by our Australian subsidiary, HeartWare Pty Limited. In this capacity, Mr. McIntyre will assist with our Australian operations and investor relations as needed through December 30, 2012 and will be paid an annual salary of AU$ 50,000. In February 2012, our Board of Directors appointed Lauren Farrell, our Vice President, Finance and principal accounting officer, to act as our principal financial officer until a successor chief financial officer has been appointed.

(2)	The Bonus column includes discretionary cash payments (including annual cash bonus payments for 2009 and 2010) other than those awarded under our Bonus Plan for Executive Officers which became effective beginning with the 2011 performance year. The amount reflected for Mr. Godshall in 2011 represents a special bonus paid to Mr. Godshall in January 2012 to recognize his efforts during 2011 in preparing the company for commercialization of our HVAD product in the United States. The amount reflected for Mr. Knopf in 2011 reflects a sign on bonus in connection with becoming our Senior Vice President and General Counsel in March 2011. A discussion and analysis of these discretionary payments is included in our Compensation Discussion and Analysis above.

(3)	Amounts shown in these columns do not reflect compensation actually received by our named executive officers. Rather, these amounts represent the aggregate grant date fair value of the stock and option awards computed in accordance with FASB ASC Topic 718, except no assumptions for forfeitures were included. For restricted stock units, the aggregate fair value is determined using the market value of our common stock on NASDAQ on the grant date, multiplied by the aggregate number of restricted stock units granted. For stock option awards, the aggregate fair value is estimated on the date of grant using the Black-Scholes option-pricing model. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 10 to our audited consolidated financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K.

(4)	Amounts reflected for Mr. Godshall in the Stock Awards column for each year reflect restricted stock unit awards approved by our compensation committee in December of the prior year which, in each case, were subject to stockholder approval at our annual meeting held during the following year. For example, the value of the stock award for 2011 represents an award approved by the compensation committee on December 20, 2010 subject to obtaining stockholder approval in May 2011. Consequently, the amount reflected in this column for 2011 does not include the value of the 36,000 restricted stock units approved by our compensation committee on December 21, 2011 which are subject to stockholder approval at this 2012 annual meeting. (See Proposal No. 5 for a description of this grant).

(5)	Amounts included in this column represent payments made under our Bonus Plan for Executive Officers for 2011 performance to Mr. McIntyre in December 2011 and to each other named executive officer in January 2012. See “Compensation Discussion and Analysis” above for a discussion of how these amounts were determined under the plan.

(6)	Amounts reflected in this column represent matching contributions made to each participating named executive officer under our 401(k) retirement plan which is available to eligible employees after 90 days of employment. Amounts for Mr. McIntyre also include (i) $33,333 (relocation benefit equal to one month of his 2011 base salary), (ii) $21,184 (unused vacation accrued by HeartWare, Inc. through December 30, 2011), and (iii) $9,774 (unused vacation accrued by HeartWare Pty. Limited for prior periods in which Mr. McIntyre was employed by that entity). The amounts reflected in (i) and (ii) were paid to Mr. McIntyre in December 2011 and the amount listed in (iii) will be paid to Mr. McIntyre following his termination in December 2012. Additional information regarding future payments associated with Mr. McIntyre’s transition is discussed in the narrative to these tables below and in our Compensation Discussion and Analysis above.

(7)	Mr. Knopf and Mr. Yocher were hired during 2011. Accordingly, 2011 base salary amounts reflect the prorated portion of their annual base salary for 2011, which was $310,000 for Mr. Knopf and $270,000 for Mr. Yocher.

Grants of Plan Based Awards

The table below describes the grants of plan-based awards made to our named executive officers in 2011.

2011 Grants of Plan Based Awards

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
				Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Award Type	Grant Date	Target ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Douglas Godshall	RSU	5/12/2011		22,450			1,773,775
	Annual Cash		325,000
	Bonus
David McIntyre	Annual Cash		220,000
	Bonus
Lawrence Knopf	RSU	5/12/2011		21,000			1,659,210
	RSU	12/21/2011		6,000			409,980
	Annual Cash		124,000
	Bonus
Jeffrey La Rose	RSU	12/21/2011		17,500			1,195,775
	Annual Cash		141,750
	Bonus
Robert Yocher	Stock Option	6/23/2011			5,000	74.88	209,438
	RSU	6/23/2011		10,000			748,800
	RSU	12/21/2011		4,000			273,320
	Annual Cash
	Bonus		54,000

(1)	These awards were granted under our Bonus Plan for Executive Officers and are based on 2011 pre-established corporate performance goals for Mr. Godshall and corporate and individual performance goals for each other named executive officer. Potential payouts under this plan for 2011 did not include threshold or maximum targets. For a discussion of this plan and the achievement of the performance criteria by our named executive officers for 2011, see the narrative to this table below and our Compensation Discussion and Analysis section above. Actual amounts paid for 2011 are listed in the Summary Compensation Table above.

(2)	All restricted stock unit awards were granted under our 2008 Stock Incentive Plan and vest in four equal annual installments beginning on the first anniversary of the date of grant, except that Mr. Godshall’s award will begin to vest on December 20, 2011 (the first anniversary of the compensation committee’s approval) and Mr. Knopf’s May 2011 award will begin to vest on March 28, 2012 (the first anniversary of his commencement date).

(3)	Stock option awards were granted under our 2008 Stock Incentive Plan and vest in four equal annual installments beginning with the first anniversary of the date of grant. The stock options have a ten year term and an exercise price equal to the closing price of our stock on the date of grant.

(4)	The dollar value of restricted stock units and stock options disclosed in this column are equal to the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, except no assumptions for forfeitures were included. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 10 to our audited consolidated financial statements for the fiscal year ended December 31, 2011 included in our Annual Report on Form 10-K.

Additional Information Explaining Summary Compensation and Grants of Plan-Based Awards Tables

The information contained in this section discusses the plans and arrangements under which our named executive officers received the compensation reported in the Summary Compensation Table and Grants of Plan-Based Awards Table above. Additional information regarding the process for determining executive compensation, compensation decisions made for our named executive officers for 2011 and the relationships among different elements of compensation of these plans and arrangements to our named executive officers in 2011 is contained in our Compensation Discussion and Analysis section above.

Annual Incentive Bonuses

In February 2011, our board of directors adopted a formal bonus plan for our senior management team including the named executive officers. This plan is designed to reward our executives for the achievement of pre-established corporate and individual performance goals. All awards under the 2011 Bonus Plan for Executive Officers are paid in cash.

The target award opportunity under the plan for each executive officer is established by the compensation committee and expressed as a percentage of base salary. At the beginning of 2011, the compensation committee approved a formula for target payouts under this plan which included setting corporate and individual performance goals for the year and assigning each goal a relative weight. Target opportunities for executive officers are also weighted between the achievement of corporate and individual performance objectives (except that in 2011 Mr. Godshall’s target opportunity represented 100% of corporate performance objectives). At the end of the performance period, the compensation committee evaluates and approves the extent to which the corporate and individual goals have been satisfied and approves the amount of each executive officer’s actual award. Payments were made to our executive officers under this plan for 2011 in January 2012, except for Mr. McIntyre who was paid in December 2011. Awards under the Bonus Plan for Executive Officers are reflected in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table above.

Employees eligible to participate in the plan hired on or before March 31 of a given year are entitled to full participation in the plan. Eligible employees who are hired on April 1 through September 30 of a given year are entitled to participate in the plan on a prorated basis. Accordingly, in 2011 Mr. Knopf participated fully in the plan as his hire date was March 28, 2011 and Mr. Yocher participated in the plan on a prorated basis as his hire date was June 20, 2011. The fiscal 2011 target bonus opportunity for each of our named executive officers is shown in the Grant of Plan-Based Awards table and discussed in our Compensation Discussion and Analysis section above.

Prior to the adoption of the 2011 Bonus Plan for Executive Officers, our named executive officers received annual discretionary bonuses in 2009 and 2010. These amounts are reflected in the Bonus column in the Summary Compensation Table above.

Long-Term Incentive Plan

In 2011, we granted equity awards to our named executive officers under our 2008 Stock Incentive Plan. This plan is administered by our independent compensation committee and provides the ability for us to grant various forms of equity awards, including stock options and restricted stock units to our employees, directors and consultants. Beginning in December 2010, the compensation committee extended the vesting period for new time-based awards made under the plan from vesting ratably over three years to ratably over four years. The vesting of awards is conditioned on the named executive officer being employed with us on the vesting date, except that unvested stock options and restricted stock units may accelerate if the executive is terminated due to death, permanent disability, position elimination, or in the event of a change in control of the company.

Restricted Stock Units

In 2011, we granted a majority of the aggregate and all of the annual equity incentives in the form of time-based restricted stock unit awards. We granted restricted stock units to each of our non-employee directors under our non-employee director compensation program and to each of Mr. Knopf and Mr. Yocher in 2011 in connection with joining our company. In prior years, the compensation committee has also granted restricted stock units that vest upon the achievement of certain pre-established corporate milestones. Unvested restricted stock units are not transferable other than by will or the laws of descent or distribution and are not entitled to receive dividends to the extent dividends are declared and paid.

Stock Options

In 2011, we granted stock options to certain employees (including Mr. Yocher in connection with joining our company) and to each of our non-employee directors under our non-employee director compensation program. The exercise price for all stock options granted was equal to the closing price of our common stock on the date of grant. Our stock option grants have a term of ten years and are not transferable other than by will or the laws of descent or distribution.

Employment Agreements

We have entered into employment agreements with each of our named executive officers. The agreements do not have a fixed term or provide for guaranteed increases in base salary or bonuses, and the executives serve on an “at will” basis. The agreements were initially established when the executive joined our company and each contain substantially similar terms and conditions. The agreements generally set forth the executive’s title and responsibilities, established base salary (subject to review by the board and may be adjusted at the discretion of the board), eligibility to receive an annual cash incentive bonus (at the discretion of the board), full participation in our employee benefits programs, and indemnification. Some, but not all, of the initial employment agreements contain one-time entitlements such as sign-on bonuses, initial equity grants, or reimbursement for relocation. The agreements also include certain restrictive covenants, including non-competition, non-solicitation, and non-disparagement clauses that survive for up to two years after termination of employment. In connection with these employment agreements, each named executive officer also has entered into a Proprietary Information, Confidentiality and Inventions Assignment Agreement whereby the executive officer, among other things, agrees to protect and not disclose our confidential information and assign all rights, including all intellectual property rights, to us without further compensation.

Our named executive officers are also entitled to severance pay upon certain termination events including termination that follows a change in control of the company. The amount of severance pay for each executive varies depending on the individual executive and the nature of the termination. All severance payments are conditioned upon the executive signing a general release of all claims against the company which contains representations that the executive will adhere to the restrictive covenants that survive post-termination. Under the employment agreements, we may recover the severance amounts paid to an executive for breach of any of the restrictive covenants, including the confidential and proprietary information assignment agreement. Potential payments under these agreements are described in detail under “Potential Payments Upon Termination or Change-In-Control” below.

The employment agreements have been amended by the board periodically to make adjustments to base salary, update an executive’s title or responsibility or to clarify other provisions contained in the agreements. On an individual basis, the employment agreements were last updated in December 2009 (to reflect updated base salary amounts), and on a broad basis in December 2010. The purpose of the December 2010 amendment was to clarify (i) the process for making severance payments under the agreement so that the payments would comply with the provisions of Section 409A of the Internal Revenue Code, and (ii) that indemnification entitlements for our officers are to be consistent with the provisions contained in our certificate of incorporation and bylaws, as currently in effect. The December 2010 amendment for Mr. McIntyre also set certain limits on the timing for which he may seek reimbursement for costs associated with relocation back to Australia following his termination. In 2011, we entered into new employment agreements with Mr. Knopf and Mr. Yocher upon commencement of their employment with us. Each of these agreements is substantially similar to the employment agreements we have with our other executive officers except for particular descriptions of roles, compensation and initial entitlements.

Additional information regarding the material terms of our employment agreements particular to each of our named executive officers is described below.

Doug Godshall, President, Chief Executive Officer and Executive Director

Mr. Godshall’s employment agreement as amended and currently in effect sets his annual base salary at $425,000, subject to review by the board annually and may be adjusted at the discretion of the board. The compensation committee increased Mr. Godshall’s salary to $500,000 for 2011 and $525,000 for 2012. He is also entitled to receive severance payments under certain circumstances as described in detail under “Potential Payments Upon Termination or Change-In-Control.”

David McIntyre, Former Chief Financial Officer, Chief Operating Officer and Executive Vice President

Mr. McIntyre’s employment agreement as amended and in effect through December 26, 2011, set his annual base salary at $358,000, subject to review by the board annually and may be adjusted at the discretion of the board. In 2010, the compensation committee increased Mr. McIntyre’s salary to $400,000 for 2011. The employment agreement also entitled Mr. McIntyre to reimbursement for travel by him and his family to Australia once per year and in the event of a death in their immediate family.

Additionally, upon Mr. McIntyre’s termination of employment, for any reason, he is entitled to reimbursement for the following costs associated with his relocation to Australia:

(a)	one home-finding trip,

(b)	actual costs of relocation,

(c)	up to 60 days of temporary accommodation and living,

(d)	certain costs related to the purchase of a new home; and

(e)	a cash payment equal to one month’s base salary to cover miscellaneous out-of-pocket relocation expenses.

On December 26, 2011, we entered into a letter agreement with Mr. McIntyre which supplemented and amended Mr. McIntyre’s then in effect employment agreement. The supplement provides that effective December 30, 2011 and continuing through December 31, 2012, Mr. McIntyre’s role and responsibilities within the HeartWare Group would transition from Executive Vice President, Chief Financial Officer and Chief Operating Officer employed on a full-time basis by HeartWare, Inc. to Special Assistant to the Chief Executive Officer employed on a part-time basis by HeartWare Pty Limited. In this capacity, Mr. McIntyre will receive an annual base salary of AU$50,000. Additionally, we agreed to pay Mr. McIntyre the amount of his 2011 bonus and accrued HeartWare, Inc. vacation time before the effective date of his transition from his role as our Chief Financial Officer and Chief Operating Officer. The cash incentive payment was approved by our compensation committee in December 2011 based upon partial achievement of individual and corporate goals and subject to the execution of the supplemental employment agreement. In December 2011, we paid Mr. McIntyre $33,333 representing out of pocket relocation expenses equal to one month of his 2011 base salary, $191,400 representing his 2011 cash incentive bonus, and $21,184 representing accrued and unused HeartWare, Inc. vacation. Under the terms of the agreement, other than the payment of $9,774 for accrued and unused HeartWare Pty. Limited vacation time and reimbursement for relocation costs described above, Mr. McIntyre is not entitled to any other payments by the company in connection with his transition in December 2011 or his separation in December 2012. In 2012, we paid USD$77,274 for stamp taxes due with respect to the purchase of Mr. McIntyre’s new home in Australia and $6,238 for actual relocation costs. We currently believe that we have paid or reimbursed Mr. McIntyre for substantially all of the costs described in (a) through (d) above.

Jeffrey LaRose, Chief Scientific Officer and Executive Vice President

Mr. LaRose’s employment agreement as amended and currently in effect sets his annual base salary at $280,000, subject to review by the board annually and may be adjusted at the discretion of the board. The compensation committee increased Mr. LaRose’s salary to $315,000 for 2011 and $324,000 for 2012. Mr. LaRose is entitled to receive severance payments under certain circumstances as described in detail under “Potential Payments Upon Termination or Change-In-Control.”

Lawrence Knopf, Senior Vice President, General Counsel and Secretary

We entered into an employment agreement with Mr. Knopf on March 23, 2011 in connection with becoming our Senior Vice President, General Counsel and Secretary. In addition to the customary provisions contained in our employment agreements with executive officers, Mr. Knopf’s agreement sets his annual base salary at $310,000, subject to review by board and may be adjusted at the discretion of the board, and his annual incentive bonus target at 40% of his base salary with full participation for 2011 under our Bonus Plan for Executive Officers. Additionally, we paid Mr. Knopf a $10,000 sign on bonus in 2011 and he was granted an initial award of 21,000 restricted stock units on May 12, 2011. The restricted stock units vest in four equal annual installments beginning on March 28, 2012, the first anniversary of commencement of Mr. Knopf’s employment. In December 2011, the compensation committee increased Mr. Knopf’s salary to $319,000 for 2012. Mr. Knopf is entitled to receive severance payments under certain circumstances as described in detail under “Potential Payments Upon Termination or Change-In-Control.”

Robert Yocher, Senior Vice President, Regulatory and Quality Assurance

We entered into an employment agreement with Mr. Yocher on June 6, 2011 in connection with becoming our Senior Vice President, Regulatory and Quality Assurance. In addition to the customary provisions contained in our employment agreements with executive officers, Mr. Yocher’s agreement sets his annual base salary at $270,000, subject to review by the board annually and may be adjusted at the discretion of the board, and his annual incentive bonus target at 40% of his base salary. Additionally, Mr. Yocher was granted initial equity awards comprised of 5,000 stock options and 10,000 restricted stock units on June 23, 2011. The stock options have a ten year term and an exercise price equal to the closing price of our stock on the date of grant. The stock options and restricted stock units vest in four equal annual installments beginning with the first anniversary of the date of grant. In December 2011, the compensation committee increased Mr. Yocher’s salary to $275,000 for 2012. Mr. Yocher is entitled to receive severance payments under certain circumstances as described in detail under “Potential Payments Upon Termination or Change-In-Control.”

Additional Compensation

We have provided additional information regarding the compensation we pay to our named executive officers in our Compensation Discussion & Analysis.

Outstanding Equity Awards At Fiscal Year End

The following table summarizes all outstanding equity awards for the named executive officers as of December 31, 2011:

2011 Outstanding Equity Awards at Fiscal Year-End

	September 30,	September 30,		September 30,		September 30,	September 30,		September 30,	September 30,		September 30,
	OPTION AWARDS						STOCK AWARDS
Name	Exercisable (#)	Unexercisable (#)		Option Exercise Price		Option Expiration Date	Number of Restricted Stock Units That Have Not Yet Vested (#)		Market Value of Restricted Stock Units That Have Not Yet Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Douglas Godshall	149,464	—		$39.17	(2)	09/16/16
										15,714	(3)	$1,084,266
										8,572	(4)	$591,468
							40,000	(5)	$2,760,000
							16,837	(6)	$1,161,753
David McIntyre (12)										5,714	(3)	$394,266
										2,857	(4)	$197,133
							24,166	(5)	$1,667,454
							9,375	(6)	$646,875
Lawrence Knopf							21,000	(7)	$1,449,000
							6,000	(8)	$414,000
Jeffrey LaRose	20,434			$17.80	(9)	04/27/15
	5,714			$39.17	(2)	10/28/16
										4,287	(3)	$295,803
										2,322	(4)	$160,218
							15,000	(5)	$1,035,000
							8,400	(6)	$579,600
							17,500	(8)	$1,207,500
Robert Yocher		5,000	(10)	$74.88		06/23/21
							10,000	(11)	$690,000
							4,000	(8)	$276,000

(1)	Market value was determined by multiplying the number of shares of stock by $69.00, the closing price of our common stock on December 30, 2011, the last trading day of the year.

(2)	These stock options were granted in 2006 with an exercise price equal to AU$38.50. The exercise price has been converted to US dollars using the exchange rate at December 31, 2011 or AU$1.00 = US $1.0173975.

(3)	Unvested restricted stock units will vest upon the achievement of performance criteria related to goals and objectives established on November 16, 2007 and are subject to forfeiture on November 16, 2012 if the performance criteria have not been satisfied. The amount shown reflects the maximum number of restricted stock units that may be earned under this grant.

(4)	Unvested restricted stock units will vest upon the achievement of performance criteria related to goals and objectives established on August 13, 2008 and are subject to forfeiture on August 13, 2013 if the performance criteria have not been satisfied. The amount shown reflects the maximum number of restricted stock units that may be earned under this grant. In February 2011, the second of three tranches vested upon satisfaction of the performance criteria and shares were issued to the named executive officer.

(5)	Unvested restricted stock units will vest on September 16, 2012.

(6)	Unvested restricted stock units will vest on December 20, 2012, 2013 and 2014.

(7)	Restricted stock units were granted to Mr. Knopf in connection with becoming our Senior Vice President and General Counsel in March 2011 and will vest in four equal annual installments beginning on March 28, 2012, the first anniversary his date of hire.

(8)	Unvested restricted stock units will vest in four equal annual installments beginning on December 21, 2012.

(9)	These stock options were granted in 2005 with an exercise price equal to AU$17.50. The exercise price has been converted to US dollars using the exchange rate at December 31, 2011 or AU$1.00 = US $1.0173975.

(10)	Stock options were granted to Mr. Yocher in connection with becoming our Senior Vice President, Regulatory and Quality Assurance in June 2011. The stock options have a ten-year term , an exercise price equal to the closing price of our stock on the date of grant, and will vest in four equal annual installments beginning on June 23, 2012, the first anniversary of the date of grant.

(11)	Restricted stock units were granted to Mr. Yocher in connection with becoming our Senior Vice President, Regulatory and Quality Assurance in June 2011 and will vest in four equal annual installments beginning on June 23, 2012, the first anniversary of the date of grant.

(12)	Mr. McIntyre remains an employee of the HeartWare Group through December 30, 2012. Accordingly, unvested restricted stock units continue to vest normally through December 30, 2012. At that time, any unvested restricted stock units will be forfeited.

2011 Option Exercises and Restricted Stock Vested

The following table sets forth information regarding the number and value of stock options exercised and the number and value of restricted stock units vested during 2011 for each of our named executive officers.

	September 30,	September 30,	September 30,	September 30,
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)

Douglas Godshall	10,000	544,364	54,184	3,400,630

David McIntyre	5,714	170,900	30,149	1,835,218

Lawrence Knopf	—	—	—	—

Jeffrey LaRose	1,400	114,262	20,121	1,245,880

Robert Yocher	—	—	—	—

(1)	Value realized has been calculated based upon the difference between the closing price of the shares of common stock underlying the options on the date of exercise and the option exercise price.

(2)	Value realized has been calculated based upon the closing price on the date of vesting of the shares of common stock acquired upon vesting. Shares acquired upon vesting may still be held by the named executive officer.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change-In-Control

Under the employment agreements we have with our named executive officers, each executive may be entitled to severance pay upon certain termination events including termination that follows a change in control of the company. The amount of severance pay for each executive varies depending on the individual executive and the nature of the termination. The severance payments and benefits are conditioned upon entering into a general release of claims against the company which contains representations that the executive will adhere to the restrictive covenants under the employment agreements that survive post-termination. Severance payments paid to the executive are subject to recovery by us if we find that the executive has breached the confidentiality, non-competition, non-solicitation, and non-disparagement restrictive covenants contained in his employment agreement.

Under the incentive plans and agreements that govern outstanding equity awards granted to our named executive officers, unvested stock options and restricted stock units are generally forfeited on the date of the employee’s termination, except that unvested awards may fully vest in certain limited circumstances described below.

Our named executive officers would be entitled to post-termination benefits if their employment is terminated in one or more of the following circumstances:

•	by us without “cause” or by the executive for “good reason” (not in respect of a change in control);

•	by us without “cause” or by the executive for “good reason” within 18 months of a “change in control”;

•	death or disability; and

•	voluntary resignation.

The following sections discuss the estimated benefits our named executive officers would receive in each of the above referenced termination circumstances. Definitions for what we mean by “cause”, “change in control” and “good reason” can be found at the end of this narrative section.

Termination Without Cause and Resignation for Good Reason

If we terminate the employment of a named executive officer without cause or if the executive resigns due to good reason (not in respect of a change in control), then we will provide the named executive officer the following benefits:

•	Base Salary Continuation

•	to Mr. Godshall and Mr. LaRose, twelve months of their respective base salary as in effect at the time of termination payable in regular payroll cycles.

•	to Mr. Knopf and Mr. Yocher, six months of their respective base salary as in effect at the time of termination payable in regular payroll cycles.

•	COBRA Continuation Coverage

•	to Mr. Godshall and Mr. LaRose, to the extent elected, twelve months of continued COBRA coverage or earlier if the executive becomes entitled to participate in another employer’s health plan.

•	to Mr. Knopf and Mr. Yocher, to the extent elected, six months of continued COBRA coverage or earlier if the executive becomes entitled to participate in another employer’s health plan.

•	Unvested Equity Award Treatment

•

Provided only for circumstances in which the named executive officer is terminated by us due to a position elimination, all unvested stock options and restricted stock units will vest upon the effective date of termination.

Termination Without Cause and Resignation for Good Reason following a Change in Control

In the event of a change in control of the company and a named executive officer is terminated either by us without cause or by him for good reason within 18 months following the change of control, we will provide the named executive officer the following benefits:

•	Severance Pay

•	to Mr. Godshall and Mr. LaRose, a lump-sum cash payment equal to the sum of two times the amount of base salary in effect at the time of termination and the amount of his most recent annual bonus.

•	to Mr. Knopf and Mr. Yocher, a lump-sum cash payment equal to the sum of the amount of his base salary in effect at the time of termination and the amount of his most recent annual bonus.

•	COBRA Continuation Coverage

•	to Mr. Godshall and Mr. LaRose, to the extent elected, 24 months of continued COBRA coverage or earlier if the executive becomes entitled to participate in another employer’s health plan;

•	to Mr. Knopf and Mr. Yocher, to the extent elected, 12 months of continued COBRA coverage or earlier if the executive becomes entitled to participate in another employer’s health plan;

•	Unvested Equity Award Treatment

•	Unvested stock options and restricted stock units granted under our 2008 Stock Incentive Plan will vest upon the effective date of a change in control of the company.

Our named executive officers are not entitled to any 280G excise tax gross-ups if the benefits payable to them constitute excess parachute payments under Section 280G of the Internal Revenue Code. A named executive officer who receives excess parachute payments would be liable for the 20% excise tax on a portion of the parachute payments, and we would not be permitted to claim a federal income tax deduction for a portion of the parachute payments.

Death and Disability

If a named executive officer’s employment with us is terminated due to his death or permanent disability, we will pay the amount of any unpaid base salary earned through the termination date and any compensation or benefits that he may be entitled to by law or under the terms of our compensation and benefit plans then in effect including, without limitation, amounts owed for unpaid vacation leave accrued during the course of his employment with us. Additionally, unvested stock options and restricted stock units will vest upon the date of termination. Vested options will generally remain exercisable for a period of six months following the date of termination or the balance of the ten year term, whichever is earlier.

Voluntarily Resignation

Upon an executive’s voluntary resignation, we will pay the amount of any unpaid base salary earned through the date of termination and any compensation or benefits that he may be entitled to by law or under the terms of our compensation and benefit plans then in effect including, without limitation, amounts owed for unpaid vacation leave accrued during the course of his employment with us. Unvested stock options and restricted stock units granted under our 2008 Stock Incentive Plan will be forfeited upon termination. Vested stock options will generally remain exercisable for a period of up to thirty days from the date of termination.

Mr. McIntyre’s employment agreement entitled him to reimbursement of certain costs associated with relocating back to Australia if his employment terminates for any reason as described above. Amounts actually paid to Mr. McIntyre are reflected in the table below.

Definitions

Cause. Under our employment agreements, “cause” is defined to include (i) the executive’s material or persistent breach of the employment agreement; (ii) the executive’s engaging in any act that constitutes serious misconduct, theft, fraud, material misrepresentation, serious dereliction of fiduciary obligations or duty of loyalty to the company; (iii) conviction of a felony, or a plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude or which in the reasonable opinion of the board brings the executive, the board, the company or any affiliate into disrepute; (iv) neglect of or negligent performance of the executive’s duties under the employment agreement; (v) willful, unauthorized disclosure of material confidential information belonging to the company, or entrusted to the company by a client, customer, or other third party; (vi) repeatedly being under the influence of drugs or alcohol (other than prescription medicine or other medically related drugs to the extent that they are taken in accordance with their directions) during the performance of the executive’s duties, or, while under the influence of such drugs or alcohol, engaging in grossly inappropriate conduct during the performance of the executive’s duties; (vii) repeated failure to comply with the lawful directions of the executive’s immediate supervisor or the board that are not inconsistent with the terms of the employment agreement; or (viii) actual engagement in conduct that violates applicable state or federal laws governing the workplace that could reasonably be expected to bring the company or any affiliate into disrepute.

Change in Control. A “change in control” means the earliest to occur of any of the following events, construed in accordance with section 409A of the Internal Revenue Code: (i) any one Person or more than one Person Acting as a Group (each as defined below) acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Group, beneficial ownership of more than a majority of the total fair market value or total voting power of the then-outstanding securities of HeartWare International, Inc.; (ii) any one Person or more than one Person Acting as a Group (each as defined below) acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Group, the assets of HeartWare International, Inc. that have a total gross fair market value (as determined by the Board) of more than 50% of the total gross fair market value of all of the assets of, as applicable, HeartWare International, Inc. immediately prior to the initiation of the acquisition; or (iii) a majority of the members of the board of directors of HeartWare International, Inc.is replaced during any 12-month period by directors whose appointment or election is not endorsed or approved by a majority of the members of the board who were members of the board prior to the initiation of the replacement.

For purposes of this definition, a “Person” means any individual, entity or group within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than (A) HeartWare International, Inc., (B) any trustee or other fiduciary holding securities under an employee benefit plan of HeartWare International, Inc., or (C) any corporation owned, directly or indirectly, by the stockholders of HeartWare International, Inc. in substantially the same proportions as their ownership of stock of HeartWare International, Inc. Persons will be considered to be “Acting as a Group” (or a “Group”) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such stockholder is considered to be Acting as a Group with other stockholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be Acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

Good Reason. Under our employment agreements, “good reason” is defined to include (i) a material diminution in base salary; (ii) a material diminution in authority, duties, or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the executive is required to report, (iv) a material diminution in the budget over which the executive retains authority; or (v) any other action or inaction that constitutes a material breach by the Company of any agreement under which the executive provides services.

The table below reflects amounts payable to each of our named executive officers in the event of his termination from the company under various scenarios. The amounts shown are estimated and assume that termination was effective as of December 30, 2011, the last business day of our fiscal year and are based on the price per share of our common stock on that date, $69.00. The amounts listed for Mr. McIntyre represent amounts paid to him in connection with his transition from his role as our Chief Financial Officer and Chief Operating Officer effective December 30, 2011. Amounts actually received by any other named executive officer should any one of them cease to be employed will vary based on factors such as the timing during the year of any such event, our stock price and any changes to our benefit arrangements and policies.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
				Termination
				without Cause or		Termination without
			Termination due to	Resignation for		Cause or Resignation
			Position Elimination	Good Reason (not in		for Good Reason (in
	Voluntary		(not in respect of a	respect of a change	Change in	respect of a change in
Name	Resignation	Death or Disability	change in control)	in control)	Control	control)
Douglas Godshall
Salary	0	0	500,000	500,000	0	1,000,000
Bonus	0	0	0	0	0	430,000
Health & Welfare	0	0	18,296	18,296	0	36,593
Stock Options (2)	0	0	0	0	0	0
Restricted Stock Units	0	5,597,487	5,597,487	0	5,597,487	5,597,487
Other Payments	0	0	0	0	0	0

Total:	$0	$5,597,487	$6,115,783	$518,296	$5,597,487	$7,064,080
David McIntyre (1)
Salary	0	—	—	—	—	—
Bonus	0	—	—	—	—	—
Health & Welfare	0	—	—	—	—	—
Stock Options	0	—	—	—	—	—
Restricted Stock Units	0	—	—	—	—	—
Other Payments	33,333	—	—	—	—	—

Total:	$33,333
Lawrence Knopf
Salary	0	0	155,000	155,000	0	310,000
Bonus	0	0	0	0	0	0
Health & Welfare	0	0	9,148	9,148	0	18,296
Stock Options (2)	0	0	0	0	0	0
Restricted Stock Units	0	1,863,000	1,863,000	0	1,863,000	1,863,000
Other Payments	0	0	0	0	0	0

Total:	$0	$1,863,000	$2,027,148	$164,148	$1,863,000	$2,191,296
Jeffrey LaRose
Salary	0	0	315,000	315,000	0	630,000
Bonus	0	0	0	0	0	193,536
Health & Welfare	0	0	18,296	18,296	0	36,593
Stock Options (2)	0	0	0	0	0	0
Restricted Stock Units	0	3,278,121	3,278,121	0	3,278,121	3,278,121
Other Payments	0	0	0	0	0	0

Total:	$0	$3,278,121	$3,611,417	$333,296	$3,278,121	$4,138,250
Robert Yocher
Salary	0	0	135,000	135,000	0	275,810
Bonus	0	0	0	0	0	0
Health & Welfare	0	0	394	394	0	788
Stock Options (2)	0	0	0	0	0	0
Restricted Stock Units	0	966,000	966,000	0	966,000	0
Other Payments	0	0	0	0	0	0

Total:	$0	$966,000	$1,101,394	$135,394	$966,000	$276,598

(1)	The amount reflected for Mr. McIntyre represents amounts he actually received in connection with his transition from his role as our Chief Financial Officer and Chief Operating Officer on December 30, 2011.

(2)	Amounts in the “Stock Options” row would represent the number of shares underlying in-the-money unvested stock options held by each named executive officer, multiplied by the difference between that option’s exercise price and $69.00 (the closing price of our common stock on December 30, 2011, the last trading day of the year). At December 30, 2011, none of our named executive officers held unvested in-the-money stock options.

PROPOSAL NO. 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we seek a non-binding advisory vote from our stockholders to approve the compensation awarded to our executives. Because the required vote is advisory, it is not binding upon the board although it will be considered by the board in connection with future compensation arrangements with our executives.

At our 2011 annual meeting, we submitted our executive compensation program to an advisory vote of our stockholders and it received the support of approximately 92% of the total votes cast (excluding abstentions and broker non-votes). The compensation committee has considered this voting result, and given the overwhelming stockholder support of our compensation programs, the compensation committee has not made any pay decisions or plan design changes directly in response to the vote. The board of directors and the compensation committee value the opinions of our stockholders, and will continue to consider the outcome of the vote when making future compensation decisions for our named executive officers. At the 2011 annual meeting, a majority of our stockholders supported holding our say on pay vote annually despite our board’s recommendation to conduct the say on pay vote every three years. As evidence of our commitment to our stockholders, the board considered the outcome of the frequency vote and determined that we will submit a say on pay advisory vote to our stockholders on an annual basis.

We have put in place comprehensive executive compensation programs. The Proxy Statement fully and fairly discloses all material information regarding the compensation of our named executive officers, so that stockholders can evaluate our approach to compensating our executives. Members of our senior management and the compensation committee of the board of directors continually monitor executive compensation programs and recommend or adopt changes to reflect the dynamic marketplace in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. As described in detail in our Compensation Discussion and Analysis section, our executive compensation programs are designed to help us attract, retain and motivate superior executive talent, while providing competitive and differentiated levels of pay based on corporate and individual performance that reinforce the alignment of the interests of the members of our executive management team with those of our stockholders. Please refer to the Compensation Discussion and Analysis of this Proxy Statement for a detailed discussion of our executive compensation practices and philosophy.

Vote Required and Board Recommendation

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address any specific element of our compensation programs, but rather to address our overall approach to the compensation of our named executive officers described in this Proxy Statement. The vote solicited by this proposal is advisory and its outcome will not be binding on the board of directors or as nor require the board of directors or the compensation committee to take any action. However, the compensation committee values the opinions expressed and the information provided about our compensation practices by our stockholders in their vote on this proposal will take into account the outcome of this vote when evaluating future executive compensation arrangements for our executive officers.

We urge you to read our Compensation Discussion and Analysis as well as the Summary Compensation Table and related tables and narrative that follow it. The Compensation Discussion and Analysis section provides detailed information regarding our executive compensation program, philosophy and processes, as well as the compensation of our named executive officers.

The board of directors requests that our stockholders approve the following resolution at this 2012 annual meeting:

RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2011, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative disclosures in this Proxy Statement.

The affirmative vote of the holders of a majority of the shares of our common stock voting on the matter shall be required for the stockholder advisory vote on the overall compensation of our named executive officers as disclosed Compensation Discussion and Analysis section (including the tables and narrative that follow). Abstentions and broker non-votes will not be included in the totals for the proposal, and will have no effect on the outcome of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF PROPOSAL NO. 3

PROPOSAL NO. 4 – APPROVAL OF THE HEARTWARE INTERNATIONAL, INC. 2012 INCENTIVE PLAN

Introduction

We are requesting that our stockholders vote in favor of adopting the HeartWare International, Inc. 2012 Incentive Award Plan (the “2012 Plan”), which was approved originally by our board of directors on February 22, 2012, subject to approval by our stockholders. A summary of the principal provisions of the 2012 Plan is set forth below. The summary is qualified by reference to the full text of the 2012 Plan, which is attached as Appendix A to this Proxy Statement.

The 2012 Plan will serve as the umbrella plan for all of our stock-based and cash-based incentive compensation programs for our board, employees and consultants in order to maintain competitive compensation practices and to align the interests of our board, employees and consultants with our stockholders, in accordance with our executive compensation and pay for performance philosophy. Our board of directors and compensation committee believe that attracting and retaining board members, key employees and consultants of high quality has been and will continue to be essential to our growth and success particularly at our current stage of development as we prepare for the commercialization of our HVAD System in the U.S. and work to introduce our next generation product, the MVAD. Consistent with this view, we are asking our stockholders at this annual meeting to approve our 2012 Plan. The 2012 Plan will enable us to continue to offer a compensation program that will attract, retain and motivate experienced, highly-qualified directors, employees and consultants who will contribute to our success, and will align the interests of the our directors and employees with those of our stockholders through the ability to grant a variety of stock-based and cash-based awards.

The 2012 Plan is intended to replace the HeartWare International, Inc. 2008 Stock Incentive Plan (the “2008 Plan”), which as of April 2, 2012 has only about 470,000 shares (plus any shares returned due to forfeitures) available for future awards. In the event that our stockholders approve the 2012 Plan, then no future awards will be granted under the 2008 Plan (or any plan in existence prior to the 2008 Plan) after the date of such approval. In the event that our stockholders do not approve the 2012 Plan, then it will not become effective, no awards will be granted thereunder, and the 2008 Plan will continue in full force and effect in accordance with its terms as previously approved by our stockholders. If the 2012 Plan is not approved our ability to grant awards will be limited and we will be limited in our ability to use stock-based and performance-based cash compensation as a tool for aligning our board’s, employees’ and consultants’ interests with our stockholders’ interests. Approval of the 2012 Plan is therefore critical to our ability to continue to attract, retain and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry.

Stockholder Approval Requirement

In general, stockholder approval of the 2012 Plan is necessary in order for us to (1) continue to meet the stockholder approval requirements of the NASDAQ Stock Market and the Australian Securities Exchange, on which shares of our common stock and CDIs are traded, and (2) continue to take tax deductions for certain compensation resulting from Awards granted thereunder qualifying as performance-based compensation under section 162(m) of the Internal Revenue Code.

Specifically ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by us during the previous 12 months, exceed 15% of the number of securities on issue at the commencement of that 12 months.

ASX Listing Rule 7.2 (Exception 9) sets out an exception to ASX Listing Rule 7.1. This rule provides that issues under an employee incentive scheme are exempt for a period of three years if stockholders approve the issue of securities under the scheme for the purposes of this exception.

Accordingly, this Proposal No. 4 seeks approval from stockholders pursuant to ASX Listing Rule 7.2 (Exception 9) and for all other requirements imposed by law, regulation or stock exchange rule for the establishment of the 2012 Plan and the issue or transfer of securities under the 2012 Plan.

Summary of the HeartWare International, Inc. 2012 Incentive Award Plan

Best Practices. We believe the 2012 Plan properly balances its compensatory design with stockholder interests by having the following characteristics:

•	An independent plan administrator;

•	Discounted options or stock appreciation rights are prohibited;

•	Individual limitations on grants and payments;

•	Repricing or replacing options or stock appreciation rights is prohibited without prior stockholder approval;

•

The plan prohibits granting dividends or dividend equivalents on outstanding stock options and stock appreciation rights as well as outstanding awards subject to the attainment of performance criteria until the award has been earned;

•	The plan administrator has the right to provide that awards granted under the 2012 Plan will be subject to the provisions of any claw-back policy implemented by HeartWare; and

•

Shares used to pay option exercise prices, or to satisfy tax withholdings or otherwise purchased on the open market with cash proceeds from the exercise of options are not recycled back into the 2012 Plan and the 2012 Plan does not have other “liberal share counting” practices as defined by Institutional Shareholder Services.

The 2012 Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), non-qualified stock options (“NSOs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, deferred stock, deferred stock units, stock payments and stock appreciation rights (“SARs”) (collectively referred to as “Awards”), to our directors, employees and consultants.

Shares Subject to 2012 Plan

Under the terms of the 2012 Plan, the total number of shares of our common stock initially reserved for issuance under Awards is 1,375,000, provided that the total number of shares of our common stock that may be issued pursuant to “Full Value Awards” (Awards other than options, SARs or other awards for which the holder pays the intrinsic value existing as of the date of grant whether directly or by forgoing a right to receive a payment from the company) is 1,275,000.

After the date on which stockholders approve the 2012 Plan, other than the awards subject to stockholder approval at this annual meeting (Proposals 5 through 12), no new awards will be granted under the 2008 Plan (or prior plans); however, any awards under the 2008 Plan and any other plans that are outstanding as of such date will continue to be subject to the terms and conditions of the plan from which they were granted. Additionally, shares subject to outstanding awards under the 2008 Plan and any other plans that expire, are forfeited or are settled in cash in lieu of shares will not be available for future grants under the 2012 Plan.

Award Limits

The 2012 Plan provides for specific limits on the number of shares that may be subject to different types of Awards:

•	No more than 250,000 shares may be granted in any calendar year to any one person.

•	In any one calendar year a person may not receive cash based awards with a value exceeding $5,000,000.

Other Information

The shares of our common stock available under the 2012 Plan may be either previously authorized and unissued shares, treasury shares or shares purchased on the open market. The 2012 Plan provides for appropriate adjustments in the number and kind of shares subject to the 2012 Plan and to outstanding Awards thereunder in the event of a corporate event or transaction, including merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock split, stock dividend, reverse stock split, split up, spin-off or other distribution of stock or property, combination of shares, exchange of shares or other similar change in capital structure.

If any shares subject to an Award under the 2012 Plan expire, are forfeited or are settled in cash in lieu of shares, then the shares subject to such Award under the 2012 Plan shall be available again for grant under the 2012 Plan. However, the following shares will not be available for future grants under the 2012 Plan: (1) shares used to pay the exercise price of an option or to satisfy a tax withholding obligation of an Award; (2) shares subject to a SAR that are not issued in connection with the exercise of such SAR; and (3) shares purchased on the open market with cash proceeds from the exercise of options.

For purposes of the 2012 Plan, fair market value is defined as the closing price for common stock on the NASDAQ Stock Market on the grant date (or if no sale occurred on such date, then on the first immediately preceding date during which a sale occurred), as reported in the Wall Street Journal (or another similar reliable source). On April 2, 2012, the record date for this annual meeting, the closing price of a share of our common stock on the NASDAQ Stock Market was $67.03.

Administration

The 2012 Plan generally is administered by the compensation committee of the board (the “committee”) or any subcommittee thereof; provided that a subcommittee of our board may also function as the committee. The committee (or subcommittee) will consist solely of two or more members of the board who are “non-employee” directors for purposes of Section 16(b) of the Exchange Act, “independent directors” under the rules of the NASDAQ Stock Market, and “outside directors” under Section 162(m) of the Code.

The committee has the authority generally to:

•	select the individuals who will receive Awards;

•	determine the type or types of Awards to be granted;

•	determine the number of Awards to be granted and the number of shares to which each Award relates;

•	determine the terms and conditions of any Award, including the exercise price and vesting schedule;

•	determine the terms of settlement of any Award;

•	establish performance objectives and applicable performance periods and certify the achievement of the objectives at the end of the performance period with respect to any performance-based Award;

•	prescribe the form of Award agreement;

•	establish, adopt or revise rules for administration of the 2012 Plan;

•	interpret the terms of the 2012 Plan and any Award, and any matters arising under the 2012 Plan;

•	make all other decisions and determinations as may be necessary or advisable to administer the 2012 Plan; and

•	accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof.

The committee may delegate its authority to grant or amend Awards with respect to persons other than directors, executive officers, employees covered by Section 162(m) of the Code or the officers to whom the authority to grant or amend Awards has been delegated. In addition, the full board, acting by majority, will conduct the general administration of the 2012 Plan with respect to Awards granted to directors who are not employees of the company.

Amendment and Termination

The committee or the board may terminate, amend, or modify the 2012 Plan at any time; provided, however, that stockholder approval will be obtained for any material amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule or to increase the number of shares available under the 2012 Plan. In addition, absent stockholder approval and subject to any applicable law, regulation or stock exchange rule, no outstanding option or SAR may be amended to reduce the per share exercise price of such option or SAR below the per share exercise price as of the date the option or SAR was granted and, except to the extent permitted by the 2012 Plan in connection with certain changes in capital structure, no option or SAR may be canceled in exchange for cash or another Award when the option or SAR price per share exceeds the fair market value of the underlying shares of our common stock.

In no event may an Award be granted pursuant to the 2012 Plan on or after February 22, 2022, the tenth anniversary of the date our Board approved the 2012 Plan.

Eligibility

Awards under the 2012 Plan may be granted to individuals who are our employees or employees of our subsidiaries, our directors and our consultants. However, options that are intended to qualify as ISOs may only be granted to employees.

Awards

The following will briefly describe the principal features of the various Awards that may be granted under the 2012 Plan.

Options – Options provide for the right to purchase common stock at a specified price, and usually will become exercisable in the discretion of the committee in one or more installments after the grant date. The option exercise price may be paid in cash, by check, shares of common stock that have been held by the option holder for such period of time as may be required by the committee to avoid adverse accounting consequences, other property with value equal to the exercise price, through a broker-assisted cashless exercise, a loan, provided such loan does not otherwise violate Section 13(k) of the Securities Exchange Act, or such other methods as the committee may approve from time to time. Unless otherwise provided by the plan administrator or as otherwise directed by the holder, each option outstanding on the last business day of the option term with an exercise price per share that is less than the fair market value per share of common stock on such date will automatically be exercised on such date without further action by the holder.

Options may be granted for any term specified by the committee, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our common stock on the date of grant. Additionally, the committee may not without stockholder approval reprice any options, including the cancellation of options in exchange for options with a lower exercise price.

Options may take two forms, ISOs and NSOs. ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

•

have an exercise price not less than the fair market value of common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% Stockholders”), then such exercise price may not be less than 110% of the fair market value of common stock on the date of grant;

•	be granted only to our employees and employees of our subsidiary corporations;

•	expire within a specified time following the option holder’s termination of employment;

•	be exercised within ten years after the date of grant, or with respect to 10% Stockholders, no more than five years after the date of grant; and

•	not be exercisable for the first time for shares of our common stock with an aggregate fair market value in excess of $100,000, determined based on the exercise price.

If an Award purported to be an ISO fails to meet the requirements of the Code, then the Award will instead be considered to be an NSO. No ISO may be granted under the 2012 Plan after ten years from the date the 2012 Plan is approved by our board.

Restricted Stock – A restricted stock award is the grant of shares of our common stock at a price determined by the committee (which price may be zero) that is nontransferable and unless otherwise determined by the committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The committee shall also determine in the Award agreement whether the holder will be entitled to vote the shares of restricted stock and or receive dividends on such shares. Restricted stock granted to employees will vest according to the terms of each individual Award agreement, as determined by the committee.

Restricted Stock Units – Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the Award agreement we shall deliver to the holder of the restricted stock unit unrestricted shares of our common stock that will be freely transferable. The committee will specify the vesting requirements in each Award agreement and the purchase price, if any, to be paid by the grantee for the common stock. Recipients of restricted stock units have no voting or dividend rights prior to the vesting.

Performance Awards – Performance awards are denominated in cash or shares of our common stock and are linked to the satisfaction of performance criteria established by the committee. If the committee determines that the Award is intended to meet the requirements of “qualified performance based compensation” and therefore be deductible under Section 162(m) of the Code, then the performance criteria upon which the Award will be based (the “Performance Criteria”) shall be with reference to any one or more of the following:

•	net earnings (either before or after one or more of the following: interest, taxes, depreciation and amortization),

•	gross or net sales or revenue

•	net income (either before or after taxes),

•	adjusted net income,

•	operating earnings or profit,

•	cash flow (including, but not limited to, operating cash flow and free cash flow),

•	return on assets,

•	return on capital,

•	return on stockholders’ equity,

•	funds from operations,

•	total stockholder return,

•	return on sales,

•	gross or net profit or operating margin,

•	costs,

•	expenses,

•	working capital,

•	earnings per share,

•	adjusted earnings per share,

•	price per share,

•	regulatory body approval for commercialization of a product,

•	implementation or completion of critical projects,

•	market share,

•	economic value,

•	cash flow per share,

•	price-to-earnings ratio,

•	growth in assets,

•	share price performance,

•	market penetration,

•	business expansion,

•	clinical trials,

•	product feasibility studies,

•	other quantifiable performance goals related to the conduct of the Company’s business,

•	regulatory submissions or approvals, and

•	acquisitions or divestitures.

any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

Dividend Equivalents – Dividend equivalents represent the value of the dividends per share we pay, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the holder. Dividend equivalents with respect to an Award with performance-based vesting shall be paid to the holder only to the extent that the performance-based vesting conditions are satisfied and the Award vests. These may be paid in cash or stock. Dividend Equivalents paid in cash do not count against the share and award limits under the 2012 Plan. Dividend Equivalents granted on Awards that vest based on satisfaction of performance criteria will be paid out only once the performance criteria is satisfied and the Awards vest.

Stock Payments – Payments to holders of bonuses or other compensation may be made under the 2012 Plan in the form of common stock. The number of shares will be determined by the committee, and may be based upon performance criteria, including the Performance Criteria.

Deferred Stock – Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria, including the Performance Criteria. Like restricted stock, deferred stock may not be sold or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

Deferred Stock Units – Deferred stock units typically are awarded without payment of consideration and are subject to vesting conditions, including satisfaction of performance criteria, including the Performance Criteria. Like restricted stock units, deferred stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. Recipients of deferred stock units have no voting or dividend rights prior to the time when the vesting conditions are met and the shares of stock are delivered.

Stock Appreciation Rights – SARs provide for the payment to the holder based upon increases in the price of our common stock over a set base price. SARs may be granted in connection with stock options or other Awards or separately. The term of each SAR is set by the committee, but shall not exceed 10 years from the date of grant. Payment for SARs may be made in cash, our common stock or any combination of the two. The committee may not without stockholder approval reprice any SARs, including the cancellation of SARs in exchange for options or SARs with a lower exercise price. Unless otherwise provided by the plan administrator or as otherwise directed by the holder, each SAR outstanding on the last business day of the term of such SAR with an exercise price per share that is less than the fair market value per share of common stock on such date will automatically be exercised on such date without further action by the holder.

Vesting in Full Value Awards

Full Value Awards will vest over a period of not less than three year(s) or, in the case of Awards with performance-based vesting, the performance period will be not less than one year.

Change in Control

In connection with a change in control, all outstanding Awards will, in the sole discretion of the plan administrator, continue in effect or be assumed or substituted in the transaction. In the event the outstanding Awards are not assumed or substituted, such Awards will become fully exercisable immediately prior to the change in control and all forfeiture restrictions on such Awards will lapse.

Adjustments upon Certain Events

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of company assets to stockholders, or other similar changes affecting the shares or share price of company stock, the committee may, subject to any applicable law, regulation or stock exchange rules make equitable adjustments to reflect changes with respect to (i) the aggregate number and kind of shares that may be issued under the 2012 Plan, (ii) the number and kind of shares subject to an Award, (iii) the terms and conditions of any outstanding Awards, and (iv) the grant or exercise price per share for any outstanding Awards. In addition, upon such events the committee may, subject to any applicable law, regulation or stock exchange rules provide for (i) the termination of any Awards in exchange for cash equal to the amount the holder would otherwise be entitled if the Award had been exercised, (ii) the replacement of such Award with other rights or property, (iii) the assumption of such Award by any successor, (iv) the adjustment of the number and type of shares and/or the terms and conditions of the Awards that may be granted in the future, (v) the full vesting, exercisability or payment of any Award, or (vi) that Awards cannot vest, be exercised or become payable after such event.

Awards Not Transferable

Generally, the Awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution or pursuant to beneficiary designation procedures approved by the committee. The committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members.

Prohibition on Repricing

The 2012 Plan prohibits the committee from repricing options and SARs without the approval of stockholders, including a repricing accomplished through the cancellation of an option or SAR in exchange for cash or another award when the exercise price of the option or the base measurement price of the SAR exceeds the current fair market value of the common stock subject to such option or SAR.

Claw-back Policy

All Awards will be subject to the provisions of any claw-back policy implemented by us, including any claw-back policy we adopt to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other applicable law.

Miscellaneous

As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, we have the authority to require holders to discharge all applicable withholding tax obligations. The committee may permit shares held by or to be issued to a holder to be used to discharge tax withholding obligations, in its sole discretion.

The 2012 Plan will expire and no further Awards may be granted after February 22, 2022, the tenth anniversary of its approval by our board.

U.S. Federal Income Tax Consequences

The tax consequences of the 2012 Plan under current United States federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the 2012 Plan, and is intended for general information only. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Nonqualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income at the time an NSO is granted under the 2012 Plan. The optionee will recognize ordinary income, and we generally will be entitled to a deduction, upon the exercise of an NSO. The amount of income recognized (and the amount generally deductible by us) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash, shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NSO, and any subsequent gain or loss generally will be taxable as capital gain or loss.

Incentive Stock Options. An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. We generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR. Upon exercise of an SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount that the recipient recognizes as ordinary income.

Restricted Stock. A holder to whom restricted stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction, unless an election is made by the holder under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the holder generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares on the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the holder generally will recognize ordinary income on the date of issuance equal to the excess, if any, of the fair market value of the shares on that date over the purchase price therefor and we will be entitled to a deduction for the same amount.

Restricted Stock Unit. A holder generally will not recognize taxable income upon the grant of a restricted stock unit. However, when the shares are delivered to the holder, the value of such shares at that time will be taxable to the holder as ordinary income. Generally, we will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the holder.

Dividend Equivalents. A holder will recognize taxable ordinary income on dividend equivalents as they are paid and we generally will be entitled a corresponding deduction.

Performance Awards. A holder will recognize taxable ordinary income on the fair market value of the shares or the cash paid on performance awards when such Awards are delivered or paid and generally we will be entitled to a corresponding deduction.

Stock Payments. A holder will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the 2012 Plan and we generally will be entitled to a corresponding deduction.

Deferred Stock and Deferred Stock Units. A holder generally will not recognize taxable income upon the grant of deferred stock or deferred stock units. A holder will recognize taxable ordinary income on the fair market value of the shares on the date shares are delivered under a deferred stock award and generally we will be entitled to a corresponding deduction.

Internal Revenue Code Section 409A. Certain Awards under the 2012 Plan, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. Although we intend to grant Awards to satisfy the requirements of Code Section 409A, if the terms of such Awards do not meet the requirements of Code Section 409A, then the holder may be subject to additional 20% tax obligation, plus penalties and interest. The Plan 2012 gives the committee discretion to modify such awards as necessary to comply with 409A.

Section 162(m) Limitation. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers (excluding the chief financial officer) exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the 2012 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the Award on the grant date). Full Value Awards and cash-based awards granted under the 2012 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such Awards are granted or vest upon pre-established objective performance measures based on the performance goals described above under the section entitled “Performance Awards.”

We have attempted to structure the 2012 Plan in such a manner that the committee can determine the terms and conditions of Awards granted thereunder in order to determine whether the remuneration attributable to such Awards will be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the 2012 Plan.

Delegation of Authority

The 2012 Plan provides that the board or the committee may from time to time delegate any or all of its responsibilities to one or more subcommittees comprised of at least two independent directors. The 2012 Plan also provides that the committee may delegate the authority to grant or amend Awards, to one or more members of senior management to the extent permitted by law, except that no Awards shall be amended or granted to any of our Section 16 reporting persons.

New Plan Benefits

No Awards will be granted pursuant to the 2012 Plan unless it is approved by our stockholders. In addition, Awards are subject to the discretion of the plan administrator and no determination has been made as to the types or amounts of Awards that will be granted to specific individuals pursuant to the 2012 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by eligible individuals (other than the non-employee directors) under the 2012 Plan or the benefits that would have been received by such eligible individuals if the 2012 Plan had been in effect in the fiscal year ended December 31, 2011.

Equity Compensation Plans

The following table sets forth information regarding our Equity Compensation Plans as of April 2, 2012 on which date we had 14,134,990 shares of common stock outstanding:

	September 30,	September 30,		September 30,
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)(1)		Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders:
HeartWare International, Inc. Employee Stock Option Plan (3)	288,041	$32.51	(4)	—	(5)
HeartWare International, Inc. Restricted Stock Unit Plan (6)	47,685	$0.00		16,976	(5)
HeartWare International, Inc. 2008 Stock Incentive Plan (7)	645,968	$5.43		468,149	(5)

Equity compensation plans not approved by security holders:
Non-Plan options	5,142	$27.30	(4)	N/A

(1)	Weighted average exercise price of all outstanding options under all plans is $35.37 and weighted average remaining term of all outstanding options under all plans is 5.57 years.

(2)	Upon stockholder approval of the 2012 Incentive Award Plan, 1,375,000 shares would be available to grant while all available shares listed below attributed to the 2008 Stock Incentive Plan and all other existing plans would no longer be available to grant.

(3)	Outstanding awards under the HeartWare International, Inc. Employee Stock Option Plan reflect 288,041 stock options outstanding.

(4)	The exercise price has been converted to U.S. dollars using the spot rate at April 2, 2012.

(5)	Prior to the approval of the 2012 Incentive Award Plan, awards to employees and directors were made under the 2008 Stock Incentive Plan as any grants under the other plans reduce the availability of grants under the 2008 Stock Incentive Plan. The 2008 Stock Incentive Plan includes an annual adjustment to shares available for future issuance at each January 1 based on the prior number of weighted average shares outstanding in the prior year. As stipulated in (2) above, upon stockholder approval of the 2012 Incentive Award Plan, 1,375,000 shares would be available to grant while all available shares attributed to the 2008 Stock Incentive Plan and all other existing plans would no longer be available to grant.

(6)	Outstanding awards under the HeartWare International, Inc. Restricted Stock Unit Plan reflect 47,685 restricted stock units outstanding.

(7)	Outstanding awards under the 2008 Stock Incentive Plan include 571,331 restricted stock units outstanding with exercise prices of $0 and 74,637 stock options outstanding with exercise prices equal to the fair value of our common stock on the date of grant. The weighted average exercise price of the outstanding stock options was $46.96 at April 2, 2012.

Voting Exclusion Statement

The company will disregard any votes cast on this Proposal No. 4 by:

•	the directors of HeartWare International, Inc; and

•	any associate of the directors of HeartWare International, Inc.

However, the company need not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Board Recommendation and Vote Required for Approval

Approval of the HeartWare International, Inc. 2012 Incentive Award Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE HEARTWARE INTERNATIONAL, INC. 2012 INCENTIVE AWARD PLAN.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

One of our directors, Seth Harrison, is the principal of the general partner of Apple Tree Partners I, L.P., an investment company that owned during 2011 in excess of 10% of our outstanding common stock. In 2011, we, along with our directors, certain officers and Apple Tree Partners were named in a putative class action lawsuit filed in Massachusetts state court by certain Series A Preferred Stockholders of a wholly-owned subsidiary, HeartWare, Inc., on behalf of all holders of Series A Preferred Stock. The complaint alleges that the defendants breached their fiduciary and contractual obligations to Series A Preferred Stockholders by preventing them from receiving payment of a liquidation preference in connection with certain corporate transactions, including a transaction in 2005 in which HeartWare, Inc. was acquired by HeartWare Limited, a subsidiary of HeartWare International, Inc. On February 3, 2012, counsel for plaintiffs and defendants entered into a Memorandum of Understanding to settle the matter and the defendants, including Apple Tree Partners, have agreed to pay up to $1.125 million to participating putative class members in exchange for a full and unconditional release of all claims asserted in the litigation, including any and all claims arising from any right to receive a payment upon any liquidation or deemed liquidation event that has arisen or may arise in the future.

REVIEW OF RELATED PARTY TRANSACTIONS

Pursuant to the audit committee charter, the board of directors has delegated to the audit committee the responsibility for reviewing and approving any related-party transactions, after reviewing each transaction for potential conflicts of interests and other actual or perceived improprieties. Based upon its consideration of all of the relevant facts and circumstances, the audit committee will decide whether or not to approve such transaction and will only approve those transactions that are in the best interests of the company.

PROPOSAL NO. 5

APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS TO DOUGLAS GODSHALL UNDER THE 2008 STOCK INCENTIVE PLAN

Introduction

We are asking our stockholders to approve a grant of restricted stock units as described below and under the caption “Long Term Incentive Awards” in our Compensation Discussion and Analysis section to Douglas Godshall, a director and our Chief Executive Officer.

On December 21, 2011, the compensation committee approved the grant of 36,000 restricted stock units to Mr. Godshall under the HeartWare International, Inc. 2008 Stock Incentive Plan (the “Plan”), subject to obtaining stockholder approval for the grant at this 2012 annual meeting. The market value of this award (assuming that all of the shares would be issued to Mr. Godshall on the date of the compensation committee’s approval) was approximately $2.46 million based upon the closing price of our common stock on the NASDAQ Stock Market on December 21, 2011 and $2.41 million on April 2, 2012, the record date for this annual meeting. The terms of this award, as approved by the compensation committee, provide for it to vest in four equal annual installments beginning on December 21, 2012. Upon vesting, each restricted stock unit will be exercised automatically and settled, and Mr. Godshall will receive one share of our common stock or equivalent CDIs in settlement of each vested restricted stock unit pursuant to the terms of the Plan.

Approvals

Our CDIs, each representing one thirty-fifth of a share of our common stock, are listed on the ASX.

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of restricted stock units as described below to Douglas Godshall, a director and our Chief Executive Officer, on the terms set out in this proposal.

Principal Terms of the Restricted Stock Unit Award

The principal terms of the 36,000 restricted stock units to be granted to Mr. Godshall are as follows:

(a)	Grant Price: There is no consideration payable for the grant of the restricted stock units.

(b) Exercise Price: There is no consideration payable on the vesting or exercise of the restricted stock units. The restricted stock units are exercised automatically and settled in one share of our common stock upon vesting.

(c) Vesting Conditions: The restricted stock units are scheduled to vest in four equal annual installments beginning on December 21, 2012. There are no performance conditions or other requirements attaching to these restricted stock units other than the requirement that Mr. Godshall continue to be provide services to us at each relevant vesting date. Notwithstanding the foregoing, the restricted stock units will immediately vest upon the occurrence of a change in control event (as defined in the Plan), the death of Mr. Godshall or Mr. Godshall ceasing to be employed by the HeartWare group by reason of disability or elimination of his position.

(d) Lapsing of Restricted Stock Units: The restricted stock units will vest and shares will be issued to Mr. Godshall once certain conditions have been satisfied and the restrictions lapse. Additionally, unvested restricted stock units will be forfeited upon Mr. Godshall’s separation from the company (except for those circumstances described in (c) above).

As required by ASX Listing Rule 10.15A, the Company discloses the following:

•	Mr. Godshall is a director and the Chief Executive Officer of HeartWare International, Inc.;

•

the maximum aggregate number of restricted stock units which may be granted to Mr. Godshall is 36,000, each of which will entitle Mr. Godshall to receive one share of our common stock upon vesting of each restricted stock unit as set out in this Proxy Statement;

•	the following directors have received securities subject to applicable vesting conditions since the last approval under ASX Listing Rule 10.14 at the 2011 Annual Meeting of Stockholders:

•	Mr. Godshall was issued 22,450 restricted stock units under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•	Mr. Thomas was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•	Dr. Harrison was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•	Mr. Barberich was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•	Dr. Bennett was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•	Mr. Larkin was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•	Mr. Stockman was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration; and

•	Dr. Wade was issued 1,000 restricted stock units under the Plan and 1,000 stock options under the Plan on receipt of stockholder approval on May 12, 2011 for nil consideration;

•

all of our incumbent directors are entitled to participate in the Plan (except that Dr. Bennett will no longer be eligible to participate in Plan following the expiration of her term at this annual meeting); and

•	no loan will be made by us to Mr. Godshall in connection with the acquisition of restricted stock units or the underlying shares of common stock.

Details of any securities issued under the Plan will be published in the Annual Report of HeartWare International, Inc. relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional directors who become entitled to participate in the Plan after Proposal No. 5 is approved and who are not named in this Notice of Annual Meeting will not participate until approval is obtained under ASX Listing Rule 10.14.

If this Proposal is approved by stockholders, the restricted stock unit award will be issued to Douglas Godshall as soon as practicable after this 2012 annual meeting and, in any case, no later than three years after this annual meeting.

Voting exclusion statement:

The company will disregard any votes cast on Proposal No. 5 by:

•	the directors of HeartWare International, Inc.; and

•	any associate of the directors of HeartWare International, Inc.

However, the company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority of our shares of common stock present and voting on this proposal in person or by proxy.

THE BOARD OF DIRECTORS (EXCLUDING DOUGLAS GODSHALL DUE TO HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 5.

PROPOSALS NO. 6—12—APPROVAL OF THE GRANT OF RESTRICTED STOCK UNITS AND STOCK OPTIONS

TO NON-EMPLOYEE DIRECTORS OF THE COMPANY UNDER THE 2008 STOCK INCENTIVE PLAN

Introduction

As part of its overall compensation program, our non-employee directors receive a portion of their annual compensation in the form of long-term incentive equity-based awards.

On February 22, 2012, the board approved, subject to obtaining stockholder approval at this meeting, the grant of (i) up to 1,000 restricted stock units and 1,000 stock options under our 2008 Stock Incentive Plan to each of Robert Thomas, Seth Harrison, Timothy Barberich, Cynthia Feldmann, C. Raymond Larkin, Jr., Robert Stockman and Denis Wade (the “Non-Employee Directors”) under our current non-employee director compensation program, and (ii) up to 1,000 restricted stock units to Cynthia Feldmann in connection with her initial appointment as a director. With respect to each restricted stock unit award, if the price of our common stock on the date of grant is greater than $100 per share (as adjusted for any future stock splits and the like), the number of restricted stock units granted to each non-employee director under each respective proposal shall be reduced so the total value of the restricted stock unit award is equal to $100,000 on the date of grant.

The market value of the shares issuable pursuant to the proposed equity awards to be granted to each of the Non-Employee Directors is in aggregate $1,005,450 based upon the closing price of our common stock on the NASDAQ Stock Market as of April 2, 2012, the record date.

As of April 2, 2012, we had a total of 986,836 stock options and restricted stock units on issue for incentive and retention purposes for employees and non-employee directors. Proposals No. 6 through 12 recommend the issuance of up to 8,000 restricted stock units and 7,000 stock option awards in aggregate to non-employee directors which constitutes approximately 1.5% of the total number of stock options and restricted stock units on issue on a fully diluted basis.

Approvals

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of each of the Incentives to each of the Non-Employee Directors of the Company as described below.

Principal Terms of Restricted Stock Unit Awards

The restricted stock units to be granted to each of the Non-Employee Directors will be issued on the following terms and conditions:

(a) Number of Restricted Stock Units to be granted: Subject to stockholder approval being obtained at the 2012 annual meeting, the board approved the grant of up to 1,000 restricted stock units to each of its Non-Employee Directors provided that if the price of our common stock on the date of grant is greater than $100 per share (as adjusted for any future stock splits and the like), the number of restricted stock units granted shall be reduced so the total value of such restricted stock units is equal to $100,000 on the date of grant. The board has approved the grant of an additional 1,000 restricted stock units under our current non-employee director compensation program to Ms. Feldmann in connection with her initial appointment to our board in March 2012.

(b) Grant Price: There is no consideration payable for the grant of the restricted stock units.

(b) Exercise Price for Restricted Stock Units: There is no consideration payable on the vesting or exercise of the restricted stock units. The restricted stock units are exercised automatically and settled in one share of our common stock upon vesting.

(c) Vesting Conditions: The restricted stock units granted to each Non- Employee Director are scheduled to vest in four equal annual installments beginning on May 1, 2013. There are no performance conditions or other requirements attaching to the restricted stock units other than the requirement that the Non-Employee Director to whom they are granted continues to be provide service to us at the relevant vesting date. Notwithstanding the foregoing, the restricted stock units granted to each relevant Non-Employee Director will immediately vest upon the occurrence of a change in control event (as defined in the Plan), the death of the Non-Employee Director or the Non- Employee Director ceasing to serve the HeartWare group by reason of disability or elimination of the position.

(d) Lapsing of Restricted Stock Units: The restricted stock units granted to each relevant Non- Employee Director will be issued once certain conditions have been satisfied and the restrictions lapse. Additionally, unvested restricted stock units will be forfeited upon the Non- Employee Director’s separation from the HeartWare group (except for those circumstances described in (c) above)

Principal Terms of Stock Option Awards

The stock options to be granted to each of the Non- Employee Directors will be issued on the following terms and conditions:

(a) Grant Price: There is no consideration payable for the grant of the stock options.

(b) Exercise Price for Stock Options: The exercise price of the stock options will be equal to the closing price of our common stock on the NASDAQ Stock Market on the date of grant of the stock options.

(c) Vesting Conditions: The stock options granted to each Non- Employee Director are scheduled to vest in four equal annual installments beginning on May 1, 2013. There are no performance conditions or other requirements attaching to the stock options other than the requirement that the Non- Employee Director to whom they are granted continues to provide service to us at the relevant vesting date. Notwithstanding the foregoing, the stock options granted to each relevant Non- Employee Director will immediately vest upon the occurrence of a change in control event (as defined in the Plan), the death of the Non-Employee Director or the Non-Employee Director ceasing to serve the HeartWare group by reason of disability or elimination of the position.

d) Lapsing of Incentives: The stock options granted to each relevant Non-Employee Director will lapse once the options have been exercised and settled or upon the expiration of the option’s term. Unvested stock options will be forfeited upon the Non-Employee Director separation from the HeartWare group (except for those circumstances described in (c) above.

As required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposals No. 6 through 12:

•	the maximum aggregate number of restructed stock units which may be granted by us under the Plan under Proposals No. 6 through 12 is 8,000, comprising:

•	up to 1,000 restricted stock units to Robert Thomas;

•	up to 1,000 restricted stock units to Seth Harrison;

•	up to 1,000 restricted stock units to Timothy Barberich;

•	up to 1,000 restricted stock units to C. Raymond Larkin, Jr.;

•	up to 1,000 restricted stock units to Robert Stockman;

•	up to 1,000 restricted stock units to Denis Wade; and

•	up to 2,000 restricted stock units to Cynthia Feldmann.

each of which will entitle the relevant Non-Employee Director to receive one share of our common stock upon vesting of each relevant restricted stock unit as set out in this proposal.

•	the maximum aggregate number of stock options which may be granted by us under the Plan under Proposals No. 6 through 12 is 7,000, comprising:

•	1,000 stock options to Robert Thomas;

•	1,000 stock options to Seth Harrison;

•	1,000 stock options to Timothy Barberich;

•	1,000 stock options to C. Raymond Larkin, Jr.;

•	1,000 stock options to Robert Stockman;

•	1,000 stock options to Denis Wade; and

•	1,000 stock options to Cynthia Feldmann.

each of which will entitle the relevant Non-Employee Director to purchase one share of our common stock at the exercise price upon vesting of each relevant stock option as set out in this proposal;

•	details of those directors who have received securities since the last approval under ASX Listing Rule 10.14 are set out in Proposal No. 5 of this proxy statement

•

all incumbent directors are entitled to participate in the Plan (except that Dr. Bennett will no longer be eligible to participate in Plan following the expiration of her term at this annual meeting); and

•	no loan will be made by us to any of the Non-Employee Directors in connection with the acquisition of any of the proposed equity awards or the underlying shares of common stock.

Details of any securities issued under the Plan will be published in the Annual Report of HeartWare International, Inc. relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional directors who become entitled to participate in the Plan after Proposals 6 through 12 (inclusive) have been approved and who are not named in this Notice of Annual Meeting will not participate until approval is obtained under ASX Listing Rule 10.14.

If Proposals No. 6 through 12 (inclusive) are approved by stockholders, the proposed equity awards will be issued to the Non-Employee Directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

Voting exclusion statement:

The company will disregard any votes cast on Proposals No. 6 through 12 by:

•	the directors of HeartWare International, Inc.; and

•	any associate of the directors of HeartWare International, Inc.

However, the company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or

•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposals No. 6 through 12 requires the affirmative vote of the holders of a majority of our shares of common stock present and voting on Proposals No. 6 through 12 in person or by proxy.

THE BOARD OF DIRECTORS (EXCLUDING ROBERT THOMAS (WITH RESPECT TO PROPOSAL NO. 6 ONLY), SETH HARRISON (WITH RESPECT TO PROPOSAL NO. 7 ONLY), TIMOTHY BARBERICH (WITH RESPECT TO PROPOSAL NO. 8 ONLY), C. RAYMOND LARKIN, JR. (WITH RESPECT TO PROPOSAL NO. 9 ONLY), ROBERT STOCKMAN (WITH RESPECT TO PROPOSAL NO. 10 ONLY), DENIS WADE (WITH RESPECT TO PROPOSAL NO. 11 ONLY) AND CYNTHIA FELDMANN (WITH RESPECT TO PROPOSAL NO. 12 ONLY) WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSALS NO. 6 THROUGH 12 (INCLUSIVE).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 2, 2012, information regarding beneficial ownership of shares of our common stock by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;

•	each of our directors;

•	each of our named executive officers; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days after the measurement date. This table is based on information supplied by our officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the shares of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares.

Unless otherwise indicated, we deem shares of common stock subject to options and time-based restricted stock unit awards that, in each case, become exercisable or vest within 60 days of April 2, 2012 to be outstanding and beneficially owned by the person holding the restricted stock units or options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

As of April 2, 2012, there were 14,134,990 shares of our common stock outstanding.

	September 30,		September 30,
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares Outstanding
5% Stockholders
FMR LLC 82 Devonshire Street Boston, MA 02109	2,032,231	(1)	14.4%

Wellington Asset Management 280 Congress Street Boston, MA 02210	1,860,891	(2)	13.2%

T. Rowe Price Associates, Inc. 100 E. Pratt Street. 52nd Floor Baltimore, MD 21202	1,144,846	(3)	8.1%

Apple Tree Partners I, L.P. 821 Broadway, 5th Floor New York, NY 10003	1,073,961		7.6%

Muneer A. Satter 71 S. Wacker Drive, Suite 500 Chicago, IL 60606	1,053,500	(4)	7.5%

Janus Capital Management, LLC	795,862	(5)	5.6%
151 Detroit Street
Denver, CO 80206

Adage Capital Partners, L.P. 200 Clarendon Street, 52nd Floor Boston, MA 02116	773,970	(6)	5.5%

Directors and Named Executive Officers**
Robert Thomas	74,039	(7)	*
Dr. Seth Harrison	1,195,704	(8)	8.5%
Timothy Barberich	11,308	(9)	*
Dr. Christine Bennett	4,524	(10)	*
Cynthia Feldmann	0		*
C. Raymond Larkin, Jr.	2,791	(11)	*
Robert Stockman	23,166	(12)	*
Dr. Denis Wade	13,133	(13)	*
Douglas Godshall	175,773	(14)	1.2%
David McIntyre	0		*
Lawrence Knopf	2,992		*
Jeffrey LaRose	37,957	(15)	*
Robert Yocher	0		*
All directors and executive officers as a group (16 persons)	1,589,306	(16)	11.1%

*	Indicates less than 1%

**

The address of each director and named executive officer is c/o HeartWare International, Inc., 205 Newbury Street, Framingham, MA 01701, except for Seth Harrison whose address is c/o Apple Tree Partners I, L.P., 821 Broadway, 5th Floor New York, NY 10003.

(1)	Information based on Schedule 13G/A filed with the SEC by FMR LLC and Edward C. Johnson 3d on February 14, 2012. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of the reported shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the reported shares. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees.

(2)	Information based on Schedule 13G/A filed with the SEC by Wellington Management Company, LLP (“Wellington Management”) on February 14, 2012. Wellington Management, in its capacity as investment adviser, may be deemed to beneficially own the reported number of shares, which are held of record by clients of Wellington Management.

(3)	Information based on Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. on February 9, 2012. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)	Information based on Schedule 13G/A filed with the SEC by Muneer A. Satter on February 14, 2012. Mr. Satter may be deemed the beneficial owner of 1,053,500 shares as a result of his (and/or his immediate family members’) voting and dispositive power over: (i) 550,000 shares owned by the Muneer A. Satter Revocable Trust dated November 3, 2000 for which Mr. Satter is the trustee; (ii) 215,000 shares owned by the Satter Foundation for which Mr. Satter is a trustee; (iii) 225,000 shares owned by the Satter Children’s Trust dated June 10, 2002 for which Mr. Satter is the investment advisor; (iv) 40,000 shares owned by the Satter Family Trust dated June 10, 2005 for which Mr. Satter is the investment advisor; (v) 7,000 shares owned by the Kristen Hayler Hertel Revocable Trust dated November 29, 2001 for which a member of Mr. Satter’s immediate family acts as the trustee; (vi) 3,000 shares owned by the Gordon and Barbara Anne Hertel Insurance Trust dated November 3, 2000 for which Mr. Satter is the trustee; (vii) 2,000 shares owned by the Abdus Satter Insurance Trust dated November 3, 2000 for which a member of Mr. Satter’s immediate family is the trustee; (viii) 3,000 shares owned by the Anne-Carole Witort Insurance Trust dated November 3, 2000 for which Mr. Satter is the trustee; (ix) 3,000 shares owned by the Rose Shereen Fuqua Insurance Trust dated November 3, 2000 for which a member of Mr. Satter’s immediately family is the trustee; (x) 3,000 shares owned by the Rabi H. Satter Insurance Trust dated November 3, 2000 for which a member of Mr. Satter’s immediate family is the trustee; and (xi) 2,500 shares owned by the John Wood Trust for which a member of Mr. Satter’s immediate family is the trustee. Mr. Satter expressly disclaims beneficial ownership of all such shares other than as attributed to him as a result of his sole voting and dispositive power of each trust.

(5)	Information based on Schedule 13G filed with the SEC by Janus Capital Management LLC on February 14, 2012. Janus Capital Management LLC (“Janus Capital”) has a direct 94.5% ownership stake in INTECH Investment Management (“INTECH”) and a direct 77.8% ownership stake in Perkins Investment Management LLC (“Perkins”). Due to the above ownership structure, holdings for Janus Capital, Perkins and INTECH are aggregated for purposes of this filing. Janus Capital, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 795,862 shares or 5.7% of the shares outstanding of Heartware International Common Stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights.

(6)	Information based on a Schedule 13G filed with the SEC on March 28, 2012 reporting ownership as of March 19, 2012 by Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.L.C. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchison, as managing member of ACA, managing member of ACPGP and general partner of ACP and Phillip Gross, as managing member of ACA, managing member of ACPGP, and general partner of ACP.

(7)	Includes 750 shares subject to exercisable options within 60 days after April 2, 2012, 583 restricted stock units that will vest within 60 days after April 2, 2012, 42,798 shares held in trust and 13,814 shares held by Mr. Thomas’ spouse. Mr. Thomas disclaims beneficial ownership of shares held by his spouse.

(8)	Includes 750 shares subject to exercisable options within 60 days after April 2, 2012 and 583 restricted stock units that will vest within 60 days after April 2, 2012. Also includes 1,073,961 shares held by Apple Tree Partners I, L.P, a limited partnership in which Dr. Harrison is the principal of Apple Tree Partners’ General Partner. Dr. Harrison disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(9)	Includes 5,034 shares subject to exercisable options within 60 days after April 2, 2012 and 583 restricted stock units that will vest within 60 days after April 2, 2012.

(10)	Includes 750 shares subject to exercisable options within 60 days after April 2, 2012 and 583 restricted stock units that will vest within 60 days after April 2, 2012.

(11)	Includes 750 shares subject to exercisable options within 60 days after April 2, 2012 and 583 restricted stock units that will vest within 60 days after April 2, 2012.

(12)	Includes 6,464 shares subject to exercisable options within 60 days after April 2, 2012 and 583 restricted stock units that will vest within 60 days after April 2, 2012.

(13)	Includes 750 shares subject to exercisable options within 60 days after April 2, 2012 and 583 restricted stock units that will vest within 60 days after April 2, 2012 and 11,466 shares held by a family trust.

(14)	Includes 145,344 shares subject to options exercisable within 60 days after April 2, 2012.

(15)	Includes 26,148 shares subject to options exercisable within 60 days after April 2, 2012

(16)	Includes 215,881 shares subject to options exercisable within 60 days after April 2, 2012 and 4,081 restricted stock units that will vest within 60 days after April 2, 2012.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of our company. Officers, directors, and greater than ten percent beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that filing requirements under Section 16(a) of the Exchange Act for our directors, executive officers and beneficial owners of greater than ten percent were timely satisfied with the exception of a Form 4 for Robert Thomas which was filed late due to administrative oversight. In making these statements, we have relied on the written representations of our directors and executive officers and copies of their reports filed with the SEC.

OTHER BUSINESS

2013 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our Proxy Statement and form of Proxy for the 2013 Annual Meeting of Stockholders may do so by following the procedures prescribed by Securities Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before Friday, December 30, 2012.

A stockholder of ours may wish to have a proposal presented at the 2013 Annual Meeting of Stockholders, but not to have the proposal included in our Proxy Statement and form of Proxy relating to that meeting.

Pursuant to our bylaws, in most circumstances, no business may be brought before the annual meeting unless it is specified in the notice of meeting (or any supplement thereto) or is otherwise brought before the meeting at the direction of the board of directors or by a stockholder of record who otherwise has the right to submit the proposal and who has delivered written notice to us (containing certain information specified in the Bylaws about the stockholder and the proposed action) no later than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting, i.e., before Friday, December 30, 2012.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an Annual Meeting of Stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to us in accordance with our Bylaws, which, in general, require that the notice be received by us within the time period described above under “2013 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Transaction of Other Business

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the annual meeting to be held on May 31, 2012 other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Douglas Godshall

Douglas Godshall

Chief Executive Officer

April 27, 2012

Appendix A

HEARTWARE INTERNATIONAL, INC.

2012 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the HeartWare International, Inc. 2012 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of HeartWare International, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 14. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 14.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3 “Applicable Law” shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 “ASX” shall mean ASX Limited ACN 008 624 691 or the market which it operates, as the context requires.

2.5 “ASX Listing Rules” shall mean the Listing Rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or repealed from time to time, except to the extent of any express written waiver by ASX.

2.6 “ASX Settlement” shall mean ASX Settlement Pty Limited ABN 49 008 504.

2.7 “ASX Settlement Operating Rules” shall mean the settlement and operating rules of the settlement facility provided by ASX Settlement.

2.8 “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable).

2.9 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.10 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.11 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 4.3.

2.12 “Board” shall mean the Board of Directors of the Company.

2.13 “CDI” shall mean CHESS Depositary Interests representing one thirty-fifth of a share of Common Stock.

2.14 “CHESS Depositary Interests” has the meaning given to that term in the ASX Settlement Operating Rules.

2.15 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of twelve months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.15(a) or 2.15(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the twelve-month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

2

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (w) a merger, consolidation, reorganization, or business combination, (x) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, (y) the acquisition of assets or stock of another entity, or (z) a liquidation or dissolution of the Company, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.15(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.16 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.17 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 14.1.

2.18 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share (which at all times while the Company is traded on the ASX, trade on ASX in the form of CDIs).

2.19 “Company” shall have the meaning set forth in Article 1.

2.20 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

3

2.21 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.22 “Deferred Stock” shall mean a right to receive Shares awarded under Section 11.4.

2.23 “Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 11.5.

2.24 “Director” shall mean a member of the Board, as constituted from time to time.

2.25 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 11.2.

2.26 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.27 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.28 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.29 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.30 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.31 “Expiration Date” shall have the meaning given to such term in Section 15.1.

2.32 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Stock Market, the NASDAQ Global Market, the NASDAQ Global Select Market and the ASX), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal, The Australian Financial Review or such other source as the Administrator deems reliable;

4

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.33 “Full Value Award” shall mean any Award that is settled in Shares other than: (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary).

2.34 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.35 “Holder” shall mean a person who has been granted an Award.

2.36 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.37 “Listing Rules” shall mean the official listing rules or any other applicable rules of ASX, the NASDAQ Stock Market, or any other securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.38 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.39 “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 5.6.

2.40 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.41 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 7. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.42 “Option Term” shall have the meaning set forth in Section 7.4.

5

2.43 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.44 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 11.1.

2.45 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.46 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) cash flow per share; (xxv) price-to-earnings ratio; (xxvi) growth in assets; (xxvii) share price performance; (xxviii) market penetration; (xxix) business expansion; (xxx) clinical trials; (xxxi) product feasibility studies; (xxxii) other quantifiable performance goals related to the conduct of the Company’s business; (xxxiii) regulatory submissions or approvals; and (xxxiv) acquisitions or divestitures, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator, in its sole discretion but subject to applicable Listing Rules, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items related to a restatement of prior period financial results; or (xx) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

6

2.47 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.48 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.49 “Performance Stock Unit” shall mean a Performance Award awarded under Section 11.1 which is denominated in units of value including dollar value of Shares.

2.50 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to Form S-8 under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.51 “Plan” shall have the meaning set forth in Article 1.

2.52 “Prior Plan” shall mean the HeartWare International, Inc. 2008 Stock Incentive Plan, as amended.

2.53 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.54 “Restricted Stock” shall mean Common Stock awarded under Article 9 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.55 “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 10.

7

2.56 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.57 “Shares” shall mean shares of Common Stock.

2.58 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 12.

2.59 “Stock Appreciation Right Term” shall have the meaning set forth in Section 12.4.

2.60 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 11.3.

2.61 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.62 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.63 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

8

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain an Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

EFFECT OF THE ASX LISTING RULES ON THE OPERATION OF THE PLAN

3.1 ASX Listing Rules. At all times while the Company is admitted to the official list of ASX, the following will apply:

(a) Notwithstanding anything contained in this Plan, if the applicable ASX Listing Rules prohibit an act being done, the act shall not be done.

(b) Nothing contained in this Plan prevents an act being done that the applicable ASX Listing Rules require to be done.

(c) If the applicable ASX Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be).

(d) If the applicable ASX Listing Rules require this Plan to contain a provision and it does not contain such a provision, this Plan is deemed to contain that provision.

(e) If the applicable ASX Listing Rules require this Plan not to contain a provision and it contains such a provision, this Plan is deemed not to contain that provision.

(f) If any provision of this Plan is or becomes inconsistent with the applicable ASX Listing Rules, this Plan is deemed not to contain that provision to the extent of the inconsistency.

ARTICLE 4.

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares.

(a) Subject to Sections 4.1(b) and 15.2, the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan is 1,375,000; provided, however, that the aggregate number of Shares that may be issued or transferred pursuant to Full Value Awards is 1,275,000.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 9.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 4.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

9

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

4.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

4.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 15.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any fiscal year of the Company shall be 250,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash shall be $5,000,000.

4.4 Full Value Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, the Administrator may provide that such vesting restrictions may lapse or be waived upon the Holder’s death, disability, retirement, any other specified Termination of Service or the consummation of a Change in Control.

ARTICLE 5.

GRANTING OF AWARDS

5.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 5.6 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

10

5.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

5.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

5.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 4.1 and 4.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

11

5.6 Non-Employee Director Awards. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. Such written formula may be memorialized in the meeting minutes or in a resolution of the Administrator. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion.

5.7 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 6.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

6.1 Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 6 shall control over any contrary provision contained in the Plan. The Administrator, in its sole discretion, may grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Administrator shall establish, but that do not satisfy the requirements of this Article 6 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

6.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

12

6.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 11 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

6.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period. Any designation, selection, certification or specification required to be in writing by this Section 6.4 may be memorialized in the meeting minutes of the Committee or in a resolution of the Committee.

6.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

6.6 Change in Control. In the event that a Change in Control occurs after the grant of an Award that is intended to qualify as Performance-Based Compensation but before completion of the applicable Performance Period, such Award shall become payable, or the restrictions shall lapse, as applicable, as of the date of the Change in Control.

6.7 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Program and Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

13

ARTICLE 7.

GRANTING OF OPTIONS

7.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

7.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent or subsidiary corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

7.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

7.4 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 7.4, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 15.1, any other term or condition of such Option relating to such a Termination of Service.

14

7.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator, and, except as limited by the Plan, at any time after the grant of an Option, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program, the Award Agreement evidencing the grant of an Option, or, subject to applicable Listing Rules, by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

7.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 7 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 8.

EXERCISE OF OPTIONS

8.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

15

8.2 Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 13.1(b) or 13.1(c) and the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 13.2. Unless otherwise determined by the Administrator, this Section 8.2 shall not apply to an Option if the Holder of such Option incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 8.2.

8.3 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 13.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 13.1 and 13.2.

8.4 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

16

ARTICLE 9.

AWARD OF RESTRICTED STOCK

9.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

9.2 Rights as Stockholders. Subject to Section 9.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 9.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

9.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

17

9.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, except as otherwise provided by Section 4.4, the Administrator, in its sole discretion, may provide that upon certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

9.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its sole discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

9.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 10.

AWARD OF RESTRICTED STOCK UNITS

10.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

10.2 Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

10.3 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

18

10.4 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 4.4.

10.5 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units (i.e., the date on which the Shares are transferred to the Holder), which shall be no earlier than the vesting date or dates of the Award; provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 13.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

10.6 Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

10.7 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 11.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS

11.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

19

(b) Without limiting Section 11.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 6.

11.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

11.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

11.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

20

11.5 Deferred Stock Units. The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one Share on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

11.6 Term. The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be established by the Administrator in its sole discretion.

11.7 Purchase Price. The Administrator may establish the purchase price of a Performance Award, Shares distributed as a Stock Payment award, shares of Deferred Stock or Shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

11.8 Termination of Service. A Performance Award, Stock Payment award, Dividend Equivalent award, Deferred Stock award and/or Deferred Stock Unit award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion, may provide that the Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

21

ARTICLE 12.

AWARD OF STOCK APPRECIATION RIGHTS

12.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 12.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

12.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator. Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the applicable Program, the Award Agreement evidencing the grant of a Stock Appreciation Right, or by action of the Administrator following the grant of the Stock Appreciation Right.

22

12.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 12.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Sections 13.1 and 13.2.

12.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 12.4, the Administrator may, subject to applicable Listing Rules, extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may, subject to applicable Listing Rules, extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 15.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

12.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 12 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

23

12.6 Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights. Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 13.2. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 12.6.

ARTICLE 13.

ADDITIONAL TERMS OF AWARDS

13.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

13.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its sole discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

24

13.3 Transferability of Awards.

(a) Except as otherwise provided in Section 13.3(b) and 13.3(c):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 13.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 13.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law; and (iv) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

25

(c) Notwithstanding Section 13.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

13.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company need not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

26

13.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a)(i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

13.6 Prohibition on Repricing. Subject to Section 15.2 and the applicable Listing Rules, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 15.2, and the applicable Listing Rules, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 13.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) and provided that in respect of which the Company complies with the requirements imposed under applicable Listing Rules, the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company and then only to the extent permitted by applicable Listing Rules.

27

ARTICLE 14.

ADMINISTRATION

14.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights, then the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “outside director” for purposes of Section 162(m) of the Code. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan) shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 14.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 14.6.

14.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.5 or Section 15.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

28

14.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

14.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

29

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 4.4 and Section 15.2.

14.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

14.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 14; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 14.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 15.

MISCELLANEOUS PROVISIONS

15.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 15.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 15.2, (a) increase the limits imposed in Section 4.1 on the maximum number of Shares which may be issued under the Plan, (b) to the extent permitted by applicable Listing Rules, reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 13.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.5 and Section 15.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

30

15.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4.1 and 4.3 on the maximum number and kind of Shares that may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 5.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 15.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and automatically is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, provided always that the Holder’s rights will be changed to the extent necessary to comply with the Listing Rules applicable to a reorganization of capital at the time of the reorganization:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 15.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its sole discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

31

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Section 15.2(a) and 15.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4.1 and 4.3 on the maximum number and kind of Shares that may be issued under the Plan and adjustments of the Award Limit). The adjustments provided under this Section 15.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award will terminate upon the effective time of such Change in Control unless, in the sole discretion of the Administrator, provision is made in connection with the transaction for the continuation or assumption of such Award by, or for substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination:

(i) each outstanding Award that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control; and

(ii) each Holder will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Award that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

32

(e) The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 15.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 15.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 15.2 which shall result in a breach of any applicable Listing Rule, or (b) cause an Award to fail to be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

15.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Upon the approval of the Plan by the Company’s stockholders, the Prior Plan shall terminate and no additional awards shall be granted under the Prior Plan. If the Plan is not approved by the Company’s stockholders, (i) the Plan will not become effective, (ii) no Awards shall be granted under the Plan, and (iii) the Prior Plan shall continue in full force and effect in accordance with its terms.

33

15.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

15.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

15.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

15.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

15.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

15.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

34

15.10 Listing Rules. While the Company remains subject to any Listing Rules, the Company and the Administrator shall not make any amendments to the Plan, issue any Awards or take any other action with regard to the Plan or any Award thereunder unless such action complies with the Listing Rules.

15.11 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

15.12 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

15.13 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.14 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

35

15.15 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.16 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

36

HeartWare

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 31, 2012.

Vote by Internet

- Go to **www.envisionreports.com/HTWR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

1. To elect a class of two directors to hold office until the later of our annual meeting of stockholders to be held in 2015 and the date on which his or her successor is duly elected and qualified:

	For	Withhold		For	Withhold
01 - Cynthia Feldmann	☐	☐	02 - Denis Wade	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending December 31, 2012.	☐	☐	☐	3. To approve, on an advisory basis, the compensation paid to certain executive officers.	☐	☐	☐
4. To approve the Heartware International, Inc. 2012 Incentive Award Plan.	☐	☐	☐	5. To approve the grant of 36,000 restricted stock units to Douglas Godshall on the terms set out in the accompanying proxy statement.	☐	☐	☐
6. To approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Robert Thomas on the terms set out in the accompanying proxy statement.	☐	☐	☐	7. To approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Seth Harrison on the terms set out in the accompanying proxy statement.	☐	☐	☐
8. To approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Timothy Barberich on the terms set out in the accompanying proxy statement.	☐	☐	☐	9. To approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Charles Raymond Larkin, Jr. on the terms set out in the accompanying proxy statement.	☐	☐	☐
10. To approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Robert Stockman on the terms set out in the accompanying proxy statement.	☐	☐	☐	11. To approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Denis Wade on the terms set out in the accompanying proxy statement.	☐	☐	☐
12. To approve the grant of up to 2,000 restricted stock units and 1,000 stock options to Cynthia Feldmann on the terms set out in the accompanying proxy statement.	☐	☐	☐				

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 1 3 6 1 1 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01GAMD

Please promptly sign, date and return the proxy card to
Computershare Trust Company, N.A., P.O. Box 43070, Providence RI 02940-3070 USA.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Heartware International, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEARTWARE INTERNATIONAL, INC.

The undersigned, a stockholder of HeartWare International, Inc., a Delaware corporation (the "Company"), does hereby appoint Douglas Godshall and Larry Knopf and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at the Ritz Carlton Hotel, 4375 Admiralty Way, Marina del Rey, CA 90292, on May 31, 2012 at 4:00 P.M., U.S. Pacific Time (9:00 A.M. on June 1, 2012, Australian Eastern Standard Time), and at any adjournments or postponements thereof, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxy holders may vote for election of a substitute nominee proposed by the Board of Directors.

(continued on reverse side)

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.